1933 ACT REGISTRATION NO. 2-97596
                                              1940 ACT REGISTRATION NO. 811-4297

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 62

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 60

                                  VAN ECK FUNDS
                                  -------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  212-687-5200
               (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

              PATRICIA MAXEY, ESQ. - VAN ECK ASSOCIATES CORPORATION
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                 (NAME AND ADDRESS OF AGENT FOR SERVICE PROCESS)

               COPY TO: PHILIP NEWMAN, ESQ. - GOODWIN PROCTER LLP
                   EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109

----------------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

|_| IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

|_| 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

|_| 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

|X| ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b)

|_| [DATE] PURSUANT TO PARAGRAPH (a)(1)

|_| ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                                                  VAN ECK GLOBAL


                                                                      PROSPECTUS
                                                                     May 1, 2004


VAN ECK FUNDS

        EMERGING MARKETS FUND

                GLOBAL HARD ASSETS FUND

                        INTERNATIONAL INVESTORS GOLD FUND

                                U.S. GOVERNMENT MONEY FUND


These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has endorsed the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.


                                                   GLOBAL INVESTMENTS SINCE 1955

                                                        VAN ECK FUNDS PROSPECTUS

TABLE OF CONTENTS

I.    THE FUNDS


      EMERGING MARKETS FUND                                                    2
      GLOBAL HARD ASSETS FUND                                                  7
      INTERNATIONAL INVESTORS GOLD FUND                                       12
      U.S. GOVERNMENT MONEY FUND                                              16

II.   ADDITIONAL INVESTMENT STRATEGIES                                        19

III.  SHAREHOLDER INFORMATION                                                 27

IV.   FINANCIAL HIGHLIGHTS                                                    39



                            VAN ECK FUNDS PROSPECTUS

I. THE FUNDS

INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.


EMERGING MARKETS FUND


OBJECTIVE


The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


PRINCIPAL STRATEGIES


The Fund emphasizes investment in countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth. Under normal conditions, the Fund will invest at least 80% of its assets in emerging countries or emerging market equity securities or in companies with a significant business presence (50% of assets or revenue) in emerging countries. This is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. Shareholders will be provided with 60 days notice of any change in the 80% policy. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

The Fund generally invests in common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities. The Fund may also invest in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.




The Fund uses a focused approach and emphasizes equities, but may also invest in debt securities of any quality, as long as not more than 20% of assets are held in debt securities rated below investment grade ("junk bonds").

The Fund may sometimes invest indirectly by investing in other investment companies. Such investments are commonly used when direct investment in certain countries are not permitted to foreign entities. At times these investments may involve payments of premiums above the company's net asset values. Investment in other investment companies may involve additional fees such as management and other fees. The law may also restrict these indirect investments in additional ways. The Fund's investment adviser has agreed to waive its management fee with respect to the portion of Fund assets invested in shares of other open-end investment companies.


The Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities.



2       VAN ECK FUNDS PROSPECTUS

                                                 I. THE FUNDS / EMERGING MARKETS


PRINCIPAL RISKS


An investment in the Fund involves the risk of losing money. By investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are much less liquid and much more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk because of political and economic uncertainty, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.



                                               VAN ECK FUNDS PROSPECTUS        3

EMERGING MARKETS FUND PERFORMANCE


The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares for each of the last ten calendar years. Annual returns for the Class A and C shares will differ to the extent the classes have different expenses. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.


--------------------------------------------------------------------------------
EMERGING MARKETS FUND
CLASS A SHARES ANNUAL TOTAL RETURNS (%)
As of December 31,


                                  [BAR CHART]

 -3.90                                                                       '94
 15.30                                                                       '95
 12.28                                                                       '96
 14.77                                                                       '97
 20.65                                                                       '98
 32.83                                                                       '99
-21.88                                                                       '00
-27.32                                                                       '01
-25.04                                                                       '02
 75.05                                                                       '03
--------------------------------------------------------------------------------

During the period covered, the Fund's highest quarterly return was 28.26% for the quarter ended 6/30/03. The lowest quarterly return was -20.80% for the quarter ended 9/30/01.

The Fund began investing its assets under its current objective on 12/18/02, and had it done so since inception, the performance of the Fund would have been different than shown.



4       VAN ECK FUNDS PROSPECTUS

                                                 I. THE FUNDS / EMERGING MARKETS


The table below shows how the average annual returns of the Fund's Class A shares compare with those of a broad measure of market performance. Fund performance is shown with sales charges.

--------------------------------------------------------------------------------
EMERGING MARKETS FUND
ANNUALIZED PERFORMANCE (WITH SALES CHARGES)
As of December 31, 2003
                                                                      10 YEAR
                                                                   (CLASS A) AND
                                                                    LIFE-OF-FUND
                                              1 YEAR      5 YEAR     (CLASS C)+
--------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                            64.86%     -1.39%        4.86%
Return After Taxes on Distributions
                                               64.86%     -2.26%        3.46%
Return After Taxes on Distributions
  And Sale of Fund Shares                      42.16%     -1.33%        3.76%

CLASS C SHARES
Return Before Taxes                              n/a        n/a        13.25%
MSCI EMERGING MARKETS FREE INDEX*
                                               56.28%     10.64%        0.18%
--------------------------------------------------------------------------------





After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns show class of shares only; after-tax returns for the other class may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

      The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

+ Inception Class A Shares: 12/20/93; Inception Class C Shares: 10/3/03; index return calculated for ten-year time period.



                                               VAN ECK FUNDS PROSPECTUS        5

EMERGING MARKETS FUND EXPENSES


This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

--------------------------------------------------------------------------------
EMERGING MARKETS FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            CLASS A      CLASS C
Maximum Sales Charge (imposed on purchases
  as a percentage of offering price)                         5.75%        0.00%
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                       0.00%        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
Management/Administration Fees                               1.00%        1.00%
Distribution (12b-1) Fees                                    0.50%        1.00%
Other Expenses                                               1.58%        0.76%
total annual fund operating expenses                         3.08%        2.76%
Fees/Expenses Waived or Reimbursed                           0.83%        0.01%
Net Annual Operating Expenese                                2.25%        2.75%
--------------------------------------------------------------------------------

* Class A shares: For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.25% of average daily net assets.

      Class C shares: For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.75% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

                               1 YEAR        3 YEAR        5 YEAR       10 YEAR
--------------------------------------------------------------------------------
Class A                        $  790        $1,398        $2,030        $3,718
Class C                        $  378        $  855        $1,450        $3,089*

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES
Class A                        $  790        $1,398        $2,030        $3,718
Class C                        $  278        $  855        $1,450        $3,089*
--------------------------------------------------------------------------------

*     Class C shares automatically convert to Class A shares after year eight.



6       VAN ECK FUNDS PROSPECTUS

                                               I. THE FUNDS / GLOBAL HARD ASSETS


GLOBAL HARD ASSETS FUND


OBJECTIVE

The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its net assets in "hard asset" securities. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.


Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to::


o     Precious metals
o     Natural resources
o     Real estate
o     Commodities

In addition, hard asset securities shall include any derivative securities, the present value of which are based upon hard asset securities and/or hard asset commodities.


The Fund may invest more than 50% of its assets in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector.


Under normal circumstances, the Fund will invest in at least three countries including the United States. However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.


Global Hard Assets Fund, using a value strategy, invests in a number of securities, and utilizes a number of techniques. The Fund may invest up to 5% of assets in derivatives such as premiums for options on equity securities and equity indexes, and in warrants, including options and warrants traded in over-the-counter markets.

The Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), rights; warrants, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares that are restricted to nationals or residents of a given country. The Fund seeks to purchase securities with a high value relative to their share price. Direct investments are generally considered illiquid and will be lumped together with other illiquid investments; this total will be subject to the Fund's limits on illiquid investing.

The Fund may invest up to 10% of its assets in precious metals, either bullion or coins. The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets are excluded from this 10% limitation. The Fund uses derivatives to gain exposure to hard asset securities and to hedge exposure to hard asset securities.

The Fund may invest up to 20% of its assets in debt securities not linked to hard assets. These securities include those either rated in the higher grades, for example, A or better by Standard & Poor's (S&P) or believed by the Fund's Adviser to be equivalent to higher-rated securities. The Fund has a flexible investment strategy regarding its investments in debt instruments seeking to take advantage of the yield curve.



                                               VAN ECK FUNDS PROSPECTUS        7

The Fund's investments in short-term instruments will consist primarily of securities rated in the highest category, or, if unrated, in comparable quality instruments or instruments insured by the U.S or foreign governments, their agencies and instrumentalities. The Fund seeks high quality debt securities with maturities of 10 years or less and a portfolio of three to four years. The Fund may borrow in amounts not to exceed 30% of its assets to buy more securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.


PRINCIPAL RISKS


An investment in the Fund involves the risk of losing money. An investment in the Fund may involve greater risk than an investment in other funds. Hard assets prices may move independently of the trends of industrial companies. Securities of companies in the sectors in which the Fund invests can experience price volatility. Inflation can drive down stock prices of hard asset securities. The Fund is subject to variations in the value of real estate, enhanced volatility due to its non-diversification, variations in the values of precious metals and other hard assets, the political uncertainty of foreign securities and emerging markets, the volatility of junk bonds, the refinance risk of CMOs, exaggeration of price movements due to leverage, volatility of interest rate changes and risk of default by counterparties. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.



8       VAN ECK FUNDS PROSPECTUS

                                               I. THE FUNDS / GLOBAL HARD ASSETS

GLOBAL HARD ASSETS FUND PERFORMANCE


The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares for the life of the Fund. Annual returns for the Class A and C shares will differ to the extent the classes have different expenses. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.

--------------------------------------------------------------------------------
GLOBAL HARD ASSETS FUND
CLASS A SHARES ANNUAL TOTAL RETURNS (%)
As of December 31,

                                  [BAR CHART]

 20.08                                                                       '95
 45.61                                                                       '96
 14.29                                                                       '97
-32.25                                                                       '98
 16.64                                                                       '99
  8.91                                                                       '00
 -8.56                                                                       '01
  6.77                                                                       '02
 42.44                                                                       '03
--------------------------------------------------------------------------------

During the period covered, the Fund's highest quarterly return was 19.14% for the quarter ended 9/30/97. The lowest quarterly return was -19.77% for the quarter ended 9/30/98.



                                               VAN ECK FUNDS PROSPECTUS        9

The table below shows how the average annual returns of the Fund's Class A shares compare with those of a broad measure of market performance. Fund performance is shown with sales charges.

--------------------------------------------------------------------------------
GLOBAL HARD ASSETS FUND
ANNUALIZED PERFORMANCE (WITH SALES CHARGES)
As of December 31, 2003

                                               1 YEAR    5 YEAR    LIFE-OF-FUND+
--------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                             34.24%    10.74%       9.15%
Return After Taxes on Distributions             34.24%    10.73%       8.22%
Return After Taxes on Distributions
  And Sale of Fund Shares                       22.26%     9.37%       7.45%

CLASS C SHARES
Return Before Taxes                             39.72%    11.17%       9.31%
S&P 500 INDEX*                                  28.67%    -0.57%      11.68%

GOLDMAN SACHS NATURAL RESOURCES INDEX++         31.50%     5.98%        n/a
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns show class of shares only; after-tax returns for the other class may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.


++ The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

      The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Inception Class A Shares: 11/2/94; Inception Class C Shares: 11/2/94; index returns are calculated from nearest month end (10/31/94).



10      VAN ECK FUNDS PROSPECTUS

                                               I. THE FUNDS / GLOBAL HARD ASSETS

GLOBAL HARD ASSETS FUND EXPENSES


This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

--------------------------------------------------------------------------------
GLOBAL HARD ASSETS FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A     CLASS C
Maximum Sales Charge (imposed on purchases
  as a percentage of offering price)                          5.75%       0.00%
Maximum Deferred Sales Charge (load)
  (as a percentage of net asset value)                        0.00%       1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
Management/Administration Fees                                1.00%       1.00%
Distribution (12b-1) Fees                                     0.50%       1.00%
Other Expenses                                                0.93%       1.76%
total annual fund operating expenses                          2.43%       3.76%
Fees/Expenses Waived or Reimbursed                            0.68%       1.26%
Net Annual Operating Expenese                                 1.75%       2.50%
--------------------------------------------------------------------------------

* Class A shares: For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.75% of average daily net assets.

      Class C shares: For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------


                               1 Year        3 year        5 year        10 year
--------------------------------------------------------------------------------
Class A                        $  743        $1,228        $1,738        $3,134
Class C                        $  353        $1,034        $1,833        $3,921*

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES
Class A                        $  743        $1,228        $1,738        $3,134
Class C                        $  253        $1,034        $1,833        $3,921*
--------------------------------------------------------------------------------


*     Class C shares automatically convert to Class A shares after year eight.


                                               VAN ECK FUNDS PROSPECTUS       11

INTERNATIONAL INVESTORS GOLD FUND

OBJECTIVE


The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.


PRINCIPAL STRATEGIES


Under normal conditions, the Fund will invest at least 80% of its total assets in the gold-mining industry (companies with greater than 50% of revenues from gold mining). The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

The Fund invests primarily in securities of gold-mining companies whose properties, products, or services are international in scope. The Fund may also invest in U.S. Treasury securities. The Fund may borrow in amounts not to exceed 50% of its assets to buy more securities.


The Fund may invest up to 12.5% of its assets in gold and silver coins as well as gold, silver, platinum and palladium bullion. The sole source of return to the Fund from coins is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.

PRINCIPAL RISKS


An investment in the Fund may lose money. The Fund is subject to non-diversification risk, frequent trading risk, precious metals risk, industry concentration risk, leverage risk and foreign securities risk.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.



12      VAN ECK FUNDS PROSPECTUS

                                     1. THE FUNDS / INTERNATIONAL INVESTORS GOLD

INTERNATIONAL INVESTORS GOLD FUND PERFORMANCE


The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares for each of the last ten calendar years. Annual returns for the Class A and C shares will differ to the extent the classes have different expenses. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.

--------------------------------------------------------------------------------
INTERNATIONAL INVESTORS GOLD FUND
CLASS A SHARES ANNUAL TOTAL RETURNS (%)
As of December 31,

                                  [BAR CHART]

 -1.05                                                                       '94
 -8.93                                                                       '95
 -9.37                                                                       '96
-36.00                                                                       '97
-11.87                                                                       '98
-12.37                                                                       '99
-22.18                                                                       '00
 20.74                                                                       '01
 90.48                                                                       '02
 44.25                                                                       '03
--------------------------------------------------------------------------------

During the period covered, the Fund's highest quarterly return was 44.96% for the quarter ended 3/31/02. The lowest quarterly return was -24.96% for the quarter ended 12/31/97.



                                               VAN ECK FUNDS PROSPECTUS       13

INTERNATIONAL INVESTORS GOLD FUND PERFORMANCE


The table below shows how the average annual returns of the Fund's Class A shares compare with those of a broad measure of market performance. Fund performance is shown with sales charges.

--------------------------------------------------------------------------------
INTERNATIONAL INVESTORS GOLD FUND
ANNUALIZED PERFORMANCE (WITH SALES CHARGES)

As of December 31, 2003
                                                               10 YEAR (CLASS A)
                                                                OR LIFE-OF-FUND
                                         1 YEAR       5 YEAR       (CLASS C)+
--------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                      35.90%       16.36%         -0.18%
Return After Taxes on Distributions      32.12%       14.51%         -1.29%
Return After Taxes on Distributions
  And Sale of Fund Shares                20.88%       12.96%         -0.82%

CLASS C SHARES
Return Before Taxes                        n/a          n/a          24.11%

PHILADELPHIA STOCK EXCHANGE
GOLD AND SILVER (XAU) INDEX*             43.96%       12.86%         -0.58%
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns show class of shares only; after-tax returns for the other class may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

* The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

      The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made

+ Inception Class A Shares: 2/10/56; Inception Class C Shares: 10/3/03. Index return calculated for ten-year time period.



14      VAN ECK FUNDS PROSPECTUS

                                     1. THE FUNDS / INTERNATIONAL INVESTORS GOLD

INTERNATIONAL INVESTORS GOLD FUND EXPENSES


This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

--------------------------------------------------------------------------------
INTERNATIONAL INVESTORS GOLD FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              CLASS A    CLASS C

Maximum Sales Charge (imposed on purchases as
  a percentage of offering price)                              5.75%      0.00%
Maximum Deferred Sales Charge (load)
  (as a percentage of net asset value)                         0.00       1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
Management/Administration Fees                                 1.00%      1.00%
Distribution (12b-1) Fees                                      0.25%      1.00%
Other Expenses                                                 0.62%      0.46%
total annual fund operating expenses                           1.87%      2.46%
Fees/Expenses Waived or Reimbursed                             0.83%      1.01%
Net Annual Operating Expenese                                  2.25%      2.75%
--------------------------------------------------------------------------------

* Class C shares: For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for Class C shares, the first year which reflects the fee waiver/reimbursement. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

                               1 Year        3 Year        5 Year       10 Year
--------------------------------------------------------------------------------
Class A                        $  754        $1,129        $1,528        $2,639
Class C                        $  349        $  767        $1,311        $2,796*

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES
Class A                        $  754        $1,129        $1,528        $2,639
Class C                        $  249        $  767        $1,311        $2,796*
--------------------------------------------------------------------------------

*     Class C shares automatically convert to Class A shares after year eight.



                                               VAN ECK FUNDS PROSPECTUS       15

                                            1. THE FUNDS / U.S. GOVERNMENT MONEY

U.S. GOVERNMENT MONEY FUND

OBJECTIVE


The U.S. Government Money Fund seeks safety of principal, daily liquidity and current income.


KINDS OF SECURITIES IN WHICH THE FUND INVESTS

As a matter of fundamental policy, at least 80% of the Fund's total assets will at all times be maintained in U.S. Government securities and repurchase agreements collateralized by such securities.

PRINCIPAL STRATEGIES


The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the full faith and credit of the U.S. Government.


All securities in which the Fund invests have remaining maturities of 397 days or less at the date of purchase. The Fund maintains an average-weighted portfolio maturity of 90 days or less.

PRINCIPAL RISKS


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.



16      VAN ECK FUNDS PROSPECTUS

                                            1. THE FUNDS / U.S. GOVERNMENT MONEY

U.S. GOVERNMENT MONEY FUND PERFORMANCE


The following chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

                                   [BAR CHART]

3.11                                                                         '94
4.56                                                                         '95
3.85                                                                         '96
3.77                                                                         '97
3.88                                                                         '98
3.43                                                                         '99
4.77                                                                         '00
2.21                                                                         '01
0.43                                                                         '02
0.22                                                                         '03
--------------------------------------------------------------------------------



                                               VAN ECK FUNDS PROSPECTUS       17

U.S. GOVERNMENT MONEY FUND EXPENSES


This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (imposed on purchases as
  a percentage of offering price)                                           n/a

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
Management/Administration Fees                                             0.50%
Distribution (12b-1) Fees                                                  0.25%
Other Expenses                                                             0.82%
Total Annual Fund Operating Expenses                                       1.57%
Fees/Expenses Waived or Reimbursed                                         0.07%
Net Annual Operating Expenses                                              1.50%
--------------------------------------------------------------------------------

* For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.50% of average daily net assets.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

                    1 YEAR            3 YEAR            5 YEAR           10 YEAR
--------------------------------------------------------------------------------
                    $  153            $  489            $  849            $1,861
--------------------------------------------------------------------------------



18      VAN ECK FUNDS PROSPECTUS

II. ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK


An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company- specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.


OTHER INVESTMENT TECHNIQUES AND RISKS

ASSET-BACKED SECURITIES

FUNDS                   Emerging Markets Fund, Global Hard Assets Fund

DEFINITION              Represent pools of consumer loans unrelated to
                        mortgages.

RISK Principal and interest payments depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

BORROWING; LEVERAGE RISK


FUNDS                   All Funds except U.S. Government Money Fund

DEFINITION              Borrowing to invest more is called "leverage." The Funds
                        may borrow in amounts not to exceed 30% of their net assets to buy more securities. International Investors
                        Gold Fund may borrow in amounts not to exceed 50% of net assets in emergencies. Each Fund must maintain assets equal to 300% of borrowings, and must sell securities to maintain that margin, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only via negotiated loan agreements with commercial banks or other institutional lenders.



                                               VAN ECK FUNDS PROSPECTUS       19

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

FUNDS                   Emerging Markets Fund, Global Hard Assets Fund

DEFINITION              These securities are backed by a group of mortgages.
                        CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK Mortgage holders often refinance when interest rates fall; reinvestment of prepayments at lower rates can reduce the yield of the CMO. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Funds may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK


FUNDS                   All Funds except International Investors Gold Fund


DEFINITION              Debt securities are usually thought of as bonds, but
                        debt may be issued in other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term.
                        Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"-- that is, they are traded by people other than their original issuers.


RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). Low-quality issues are considered more likely to default or fail than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by a Fund's Adviser.




DEFENSIVE INVESTING


FUNDS                   All Funds except U.S. Government Money Fund


DEFINITION              A deliberate, temporary shift in portfolio strategy
                        which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S. or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.


RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.



20      VAN ECK FUNDS PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES

DERIVATIVES


FUNDS                   All Funds except U.S Government Money Fund


DEFINITION              A derivative is a security that derives its current
                        value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk
                        -- that is called "hedging." The Funds also invest in derivatives for their investment value.


RISKS                   Derivatives bear special risks by their very nature.
                        First, a Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" -- by borrowing -- an unanticipated price move might result in the Fund losing more than its original investment.

                        For a complete discussion of the kinds of derivatives the Funds use, and of their risks, please see the Statement of Additional Information ("SAI").


DIRECT INVESTMENTS


FUNDS                   All Funds except U.S. Government Money Fund


DEFINITION              Investments made directly with an enterprise via a
                        shareholder or similar agreements -- not via publicly traded shares or interests.

                        Direct investments may involve high risk of substantial loss. Such positions may be hard to sell because they are not listed on an exchange, and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid, and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.


                        The Emerging Markets Fund and the Global Hard Assets Fund will not invest more than 15% of assets in direct investments. The International Investors Gold Fund will not invest more than 10% of assets in direct investments.



                                               VAN ECK FUNDS PROSPECTUS       21

EMERGING MARKETS SECURITIES


FUNDS                   All Funds except U.S. Government Money Fund

DEFINITION              Securities of companies that are primarily in developing
                        countries. (See "Foreign Securities," below, for basic information on foreign investing risks.)


RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.



FOREIGN SECURITIES


FUNDS                   All Funds except U.S. Government Money Fund


DEFINITION              Securities issued by foreign companies, traded in
                        foreign currencies, or issued by companies with most of their business interests in foreign countries.


RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular.


                        Some of these risks may be reduced when Funds invest indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and others which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                        Russia: The Funds invest only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


22      VAN ECK FUNDS PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES


FREQUENT TRADING

FUNDS                   Global Hard Assets Fund, International Investors Gold
                        Fund

DEFINITION              The Funds may engage in active and frequent trading of
                        portfolio securities to achieve their principal investment strategies.

RISK Increased trading will likely increase the tax payments by and/or trading costs of a Fund which can affect a Fund's return.


INDEXED COMMERCIAL PAPER


FUNDS                   All Funds except U.S. Government Money Fund

DEFINITION              For hedging purposes only, the Funds invest in
                        commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities, or other highly liquid securities equal in value to this commercial paper.


RISK Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.

INDUSTRY CONCENTRATION

FUNDS                   International Investors Gold Fund

DEFINITION              The Fund will invest at least 80% of its assets in the
                        gold-mining industry.

RISK Concentration of investments in a single industry may make the Fund more volatile than funds which are more diversified.

LACK OF RELIABLE FINANCIAL INFORMATION


FUNDS                   All Funds except U.S. Government Money Fund

DEFINITION              Emerging markets securities issuers are subject to
                        different disclosure requirements than those of issuers in developed countries.


RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.


                                               VAN ECK FUNDS PROSPECTUS       23

LOANS OF PORTFOLIO SECURITIES


FUNDS                   All Funds except U.S. Government Money Fund


DEFINITION              The Funds may lend their securities, up to one-third of
                        the value of their portfolios, to broker-dealers.
                        Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. Government securities, or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.


LOW RATED DEBT SECURITIES


FUNDS                   Emerging Markets Fund, Global Hard Assets Fund

DEFINITION              Debt securities, foreign and domestic, rated "below
                        investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.


MARKET TIMING

FUNDS                   All Funds except U.S. Government Money Fund


RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no assurances that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.


NON-DIVERSIFICATION RISK


FUNDS                   All Funds except U.S. Government Money Fund

DEFINITION              Non-diversified funds may invest in fewer assets, or in
                        larger proportions of the assets of single companies or industries.


RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds.


24      VAN ECK FUNDS PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES

PARTLY PAID SECURITIES

FUNDS                   All

DEFINITION              Securities paid for on an installment basis. A partly
                        paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell.

PRECIOUS METALS RISK

FUNDS                   Global Hard Assets Fund, International Investors Gold
                        Fund

DEFINITION              Gold, silver, platinum and palladium in the form of
                        bullion and coins which have no numismatic (collectable) value. There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. The Funds also incur storage costs for bullion and coins.

REAL ESTATE SECURITIES RISK


FUNDS                   Emerging Markets Fund, Global Hard Assets Fund

DEFINITION              The Funds may not invest in real estate directly but may
                        invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Global Hard
                        Assets Fund may invest more than 50% of its assets in real estate securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular. (See "Real Estate Securities" in the SAI.)


REPURCHASE AGREEMENTS

FUNDS                   All

DEFINITION              In a repurchase agreement, a Fund acquires a security
                        for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The
                        Funds enter into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," but it is generally small.


                                               VAN ECK FUNDS PROSPECTUS       25

SHORT SALES

FUNDS                   Global Hard Assets Fund

DEFINITION              In a short sale, the Fund borrows an equity security
                        from a broker, then sells it. If the value of the security goes down, the Fund can buy it back and return it to the broker, making a profit.


RISK If the value of the security goes up, the Fund will have to buy it back at a loss to make good on the borrowing. The Fund is required to "cover" its short sales with collateral by depositing liquid high-quality securities in an account. This account cannot exceed 50% of the Fund's net assets.


WHEN-ISSUED DEBT SECURITIES

FUNDS                   Emerging Markets Fund

DEFINITION              Debt securities issued at a fixed price and interest
                        rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the waiting period so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund maintains reserves of cash or high quality securities to offset purchases of when-issued securities.


26      VAN ECK FUNDS PROSPECTUS

III. SHAREHOLDER INFORMATION


                  HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; HOW TO CHOOSE A CLASS OF SHARES; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; TAXES; DIVIDENDS AND CAPITAL GAINS AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION).


1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

THROUGH A BROKER OR AGENT


The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.


THROUGH THE TRANSFER AGENT, DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Funds' mailing address at DST is:
   Van Eck Global
   P.O. Box 218407
   Kansas City, MO 64121-8407

For overnight delivery:
   Van Eck Global
   210 W. 10th St., 8th Fl.
   Kansas City, MO 64105-1802

To telephone the Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION -- PROCEEDS BY CHECK 1-800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION -- PROCEEDS BY WIRE 1-800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.


                                               VAN ECK FUNDS PROSPECTUS       27

WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

o     Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o     The redemption is for $50,000 or more.

o     The redemption amount is wired.

o     The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o     The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

CHECK WRITING

If your account has the optional Redemption by Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege is only available to U.S. Government Money Fund shareholders and must be established in advance by Application. For further details, see the Application or call Account Assistance.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. (Shares originally purchased into the U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)

Exchanges of Class C shares are exempt from the redemption sales charge. All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES

Written requests for exchange must include:

o     The fund and account number to be exchanged out of.

o     The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange."

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.


28      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

LIMITS AND RESTRICTIONS


FREQUENT TRADING POLICY

The Funds have a policy of discouraging frequent trading, sometimes referred to as "market timing," in shares of the Funds. The Funds have established procedures for monitoring trading activities of investors in the Funds in an effort to prevent frequent trading that the Adviser believes may be harmful to the Funds.

The Funds may reject a purchase order for any reason and may limit or reject an exchange transaction if the Adviser believes that a shareholder is engaging in market timing activities that are harmful to a Fund. Consistent with this policy, shareholders of each Fund (other than the U.S. Government Money Fund) are limited to six exchanges out of an account per calendar year, other than exchanges pursuant to the Funds' Automatic Exchange Plan (described below). The Adviser may waive this limitation in cases when its enforcement would result in significant hardship to a shareholder. In addition, the Adviser monitors purchases and redemptions of Fund shares in an effort to identify activities that are inconsistent with the Funds' policy with respect to frequent trading.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. Furthermore, some investors may use various strategies to disguise their trading practices and the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

Although not generally imposed, each Fund has the ability to redeem its shares "in kind" by making payment in securities instead of dollars. For further details, contact Account Assistance.


UNAUTHORIZED TELEPHONE REQUESTS

Like most financial organizations, Van Eck, the Funds and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Funds, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE AND ACCOUNT VALUE

An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account making periodic contributions, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the value of your account falls below $1000 after the initial purchase, each Fund reserves the right to redeem


                                               VAN ECK FUNDS PROSPECTUS       29
your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund values its assets using market quotations except that certain short-term debt securities are valued using amortized cost. If market quotations are not readily available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.


For example, foreign securities in which the Funds invest are traded in markets that close before the time that each Fund calculates NAV. If a Fund determines that the closing market price of a security does not reflect its current value due to a significant event that occurs between the close of the foreign market and the time that the Fund calculates NAV, the Fund may adjust the previous closing prices to reflect what the Adviser reasonably believes to be the fair value of the securities. Changes in the value of domestic markets after the close of foreign markets could constitute a significant event for these purposes.

Except for the U.S. Government Money Fund, the Funds value their assets at market value, when market quotations are available. Otherwise, the Funds' Board of Trustees determines fair value in good faith. The U.S. Government Money Fund is valued at the amortized cost of its assets, no matter what the quoted prices of the Fund's securities may be.

2. HOW TO CHOOSE A CLASS OF SHARES

Some Funds offer Class A or C shares. Separate share classes allow you to choose the type of sales charge and 12b-1 fee schedule that is best for you. Please note that no money market fund is available for exchange with Class C shares. Class C shares automatically convert to Class A shares eight years after each individual purchase.

You should review information relating to share class expenses with your financial intermediary prior to purchasing shares of a Fund.


o     CLASS A Initial sales charge at time of purchase.


o CLASS C Contingent Deferred Redemption Charge (CDRC) of 1.00% is charged on all redemptions during the first 12 months after purchase.



30      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


3. SALES CHARGES - ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY FUND

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the Net Asset Value (NAV) of the shares plus an intial sales charge. The intial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.


---------------------------------------------------------------------------------------------------------
CLASS A SHARES SALES CHARGES



                                   SALES CHARGE AS A PERCENTAGE OF
DOLLAR AMOUNT OF PURCHASE       OFFERING PRICE    NET AMOUNT INVESTED    PERCENTAGE TO BROKERS OR AGENTS*
Less than $25,000                    5.75%               6.10%                         5.00%

$25,000 to $50,000                   5.00%               5.30%                         4.25%

$50,000 to $100,000                  4.50%               4.70%                         3.90%

$100,000 to $250,000                 3.00%               3.10%                         2.60%

$250,000 to $500,000                 2.50%               2.60%                         2.20%

$500,000 to $1,000,000               2.00%               2.00%                         1.75%

$1,000,000 and over                  None**
---------------------------------------------------------------------------------------------------------

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.


** For purchases in excess of the $1 million breakpoint of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.


--------------------------------------------------------------------------------------
CLASS C SHARES SALES CHARGES




SHAREHOLDERS TIME OF REDEMPTION         CONTINGENT DEFERRED REDEMPTION CHARGE (CDRC) +
During Year One                         1.00% of the lesser of NAV or purchase price
Thereafter                              None
--------------------------------------------------------------------------------------

Class C Broker/Agent Compensation: 1.00% (0.75 of 1% distribution fee and 0.25 of 1.00% service fee) of the amount purchased at time of investment.

+ Shares will be redeemed in the following order (1) shares not subject to the CDRC (dividend reinvestment, etc.) (2) first in, first out.



                                               VAN ECK FUNDS PROSPECTUS       31

REDUCED OR WAIVED SALES CHARGES

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A and C of each of the Van Eck Funds (except for the U.S. Government Money
Fund) may be combined for a reduced sales charge in Class A shares only.

FOR CLASS A SHARES

RIGHT OF ACCUMULATION


When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.


COMBINED PURCHASES


The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level for which you qualify


LETTER OF INTENT

If you plan to make purchases in the Funds within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

GROUP PURCHASES

If you are a member of a "qualified group," you may purchase shares of the Funds at the reduced sales charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK

Trustees, officers, and full-time employees (and their families) of the Funds, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST DEPARTMENTS

Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS

Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS

Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE


You have the one-time right to reinvest proceeds of a redemption from Class A shares of a Fund into that Fund or Class A shares of another Fund within 30 days without a sales charge, excluding the U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.





32      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

FOR CLASS C SHARES

DEATH OR DISABILITY

The redemption sales charge may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

CERTAIN RETIREMENT DISTRIBUTIONS

The redemption sales charge may be waived for lump sum or other distributions from IRA, Keogh, and 403(b) accounts following retirement or at age 701/2. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES


If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.



                                               VAN ECK FUNDS PROSPECTUS       33

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:

IRA

Roth IRA

SEP IRA

403(b)(7)

Qualified (Pension and Profit Sharing) Plans

6. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is therefore a taxable event.

NON-RESIDENT ALIENS

Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains or redemption proceeds if non-resident alien status is properly certified.


34      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

7. DIVIDENDS AND CAPITAL GAINS

If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.

-------------------------------------------------------------------------------------------------------
DIVIDEND AND CAPITAL GAIN SCHEDULE

FUND                                         DIVIDENDS AND SHORT-TERM                     LONG-TERM
                                             CAPITAL GAINS                                CAPITAL GAINS

Emerging Markets Fund                        June/December                                December

Global Hard Assets Fund                      June/December                                December

International Investors Gold Fund            March/June/September/December                December

U.S. Government Money Fund                   Daily Accrual, paid monthly                  December
-------------------------------------------------------------------------------------------------------

DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN

Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

DIVMOVE


You can have your cash dividends from a Class A Fund automatically invested in another Class A Fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.



                                               VAN ECK FUNDS PROSPECTUS       35

8. MANAGEMENT OF THE FUNDS


                                        ===============================
                                              INVESTMENT ADVISER
                                               AND ADMINISTRATOR
                                        Van Eck Associates Corporation,
                                                99 Park Avenue,
                                              New York, NY 10016,
                                              manages investment
                                           operations of the Funds.
                                        ===============================
                                                       |
                                                       |                                ====================================
                                          ==========================                            INDEPENDENT AUDITORS
                                                  THE TRUST                                      Ernst & Young LLP,
                                              "The Trust" is a                                   Five Times Square,
                                                Massachusetts                                    New York, NY 10036,
                                          business trust consisting                     provides independent audit services,
                                               of the Van Eck                               consultation and advice with
                                            Funds listed in this   ---------------------        respect to financial
                                          prospectus ("Funds"). The                           information in the Funds'
                                              Board of Trustees                              filings with the Securities
                                             manages the Funds'                               and Exchange Commission,
                                            business and affairs.                               advises the Trust on
                                          =========================                           accounting and financial
                                           /           |         \                         reporting matters and prepares
                                          /            |          \                            the Funds' tax returns.
                                         /             |           \                    ====================================
                                        /              |            \
                                       /               |             \
===============================================        |        ========================================
                  DISTRIBUTOR                          |                     TRANSFER AGENT
Van Eck Securities Corporation, 99 Park Avenue,        |        DST Systems, Inc., 210 West 10th Street,
   New York, NY 10016 distributes the Funds            |            8th Floor, Kansas City, MO 64105,
      and is wholly owned by the Adviser.              |          serves as the Funds' transfer agent.
===============================================        |        ========================================
                                                       |
                                                       |
                                      ===================================
                                                   CUSTODIAN
                                      State Street Bank and Trust Company
                                             225 Franklin Street,
                                               Boston, MA 02110,
                                       holds Fund securities and settles
                                                    trades.
                                      ===================================



36      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

INFORMATION ABOUT FUND MANAGEMENT


RECENT DEVELOPMENTS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, cannot be estimated.


INVESTMENT ADVISER

VAN ECK ASSOCIATES CORPORATION, 99 Park Avenue, New York, NY 10016, (the "Adviser") serves as investment adviser to each of the Funds. Van Eck has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds registered with the SEC as well as managing and advising other accounts and pension plans.


FEES PAID TO THE ADVISER: Emerging Markets Fund paid the Adviser a monthly fee at the annual rate of 0.16% of average daily net assets. Global Hard Assets Fund paid the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets, which includes accounting and administrative services provided to the Fund. International Investors Gold Fund paid the Adviser a monthly fee at the annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund; 0.65% of the next $250 million of the average daily net assets and 0.50% of the average daily net assets in excess of $750 million. U.S. Government Money Fund paid the Adviser a monthly fee at the annual rate of 0.30% of average daily net assets.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. For these services, the Adviser is paid a monthly fee at the annual rate of 0.25% per year of the average daily net assets on the first $500 million in Emerging Markets Fund, or at the annual rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.


PORTFOLIO MANAGERS

EMERGING MARKETS FUND:


DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for 14 years as a manager and analyst.

GLOBAL HARD ASSETS FUND is managed by a team of investment professionals.





INTERNATIONAL INVESTORS GOLD FUND is managed by a team of investment professionals.


U.S. GOVERNMENT MONEY FUND:


GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a research analyst for the Adviser specializing in global fixed income securities and is the co-portfolio manager of another Fund advised by Van Eck. He has ten years of experience in the investment business.



                                               VAN ECK FUNDS PROSPECTUS       37

PLAN OF DISTRIBUTION (12B-1 PLAN)


Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. Of the amounts expended under the plan for the fiscal year ended December 31, 2003 for all Funds, approximately 67% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 33% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund's assets on an on-going basis over time, these fees may cost you more than paying other types of sales charges.


For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

--------------------------------------------------------------------------------
VAN ECK FUNDS ANNUAL 12B-1 SCHEDULE




                                                      FEE TO           PAYMENT
                                                       FUND           TO DEALER

EMERGING MARKETS FUND-A                                0.50%           0.25%
EMERGING MARKETS FUND-C                                1.00%           1.00%*
GLOBAL HARD ASSETS FUND-A                              0.50%           0.25%
GLOBAL HARD ASSETS FUND-C                              1.00%           1.00%*
INTERNATIONAL INVESTORS
 GOLD FUND-A                                           0.25%           0.25%
INTERNATIONAL INVESTORS
 GOLD FUND-C                                           1.00%           1.00%*
U.S. GOVERNMENT MONEY FUND                             0.25%           0.25%
--------------------------------------------------------------------------------

* Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment


THE TRUST

For more information on the Trust, the Trustees and the Officers of the Trust, see "The Trust" and "Trustees and Officers" in the SAI.

EXPENSES


Each Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Trust. For a more complete description of Fund expenses, please see the SAI.



38      VAN ECK FUNDS PROSPECTUS

IV. FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request.

EMERGING MARKETS FUND - CLASS A AND CLASS C

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:                                                                   CLASS C
                                                                                                               FOR THE PERIOD
                                                                                                              OCTOBER 3, 2003*
                                                                      CLASS A                                     THROUGH
                                                             PERIOD ENDED DECEMBER 31,                          DECEMBER 31,
                                         2003           2002           2001            2000            1999         2003
                                      ----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                  $    4.85      $    6.47      $    8.98       $   13.49       $   10.78    $    7.44
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)               0.05          (0.02)         (0.09)          (0.16)          (0.06)        0.01
Net Gains (Loss) on Investments
 (both Realized and Unrealized)            3.59          (1.60)         (2.37)          (2.73)           3.59         1.05

------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations           3.64          (1.62)         (2.46)          (2.89)           3.53         1.06
------------------------------------------------------------------------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income         --             --             --(e)           --(e)           --           --
Distributions from Capital Gains             --             --          (0.05)          (1.62)          (0.82)          --

------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions              --             --          (0.05)          (1.62)          (0.82)          --
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 End of Period                        $    8.49      $    4.85      $    6.47       $    8.98       $   13.49    $    8.50

------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                           75.05%        (25.04)%       (27.32)%        (21.88)%         32.83%       14.25%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)       $  28,956      $   9,578      $  13,032       $  23,990       $  33,070    $   2,665
Ratio of Gross Expenses to
 Average Net Assets                        3.08%          2.91%          2.45%           2.15%           2.20%        2.76%(f)
Ratio of Net Expenses to
 Average Net Assets(b)                     2.00%(c)       2.00%(c)       2.00%(c)        2.00%(c)        2.00%        2.50%(f)
Ratio of Net Investment Income
 (Loss) to Average Net Assets(d)           0.71%         (0.30)%        (0.95)%         (1.35)%         (0.48)%       0.67%(f)
Portfolio Turnover Rate                     128%           120%            56%             98%             86%         128%
------------------------------------------------------------------------------------------------------------------------------


(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) Net of interest expense.


(d) For the years ended 2003, 2002, 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the years for Class A are 1.05%, 0.90%, 0.42%, 0.12% and 0.20%, respectively.


(e) Amount represents less than $0.005 per share.

(f) Annualized.


*Inception date of Class C shares.





                                               VAN ECK FUNDS PROSPECTUS       39

GLOBAL HARD ASSETS FUND - CLASS A


--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  PERIOD ENDED DECEMBER 31,
                                           2003            2002            2001               2000              1999
                                       -----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR                     $    12.77      $    11.96      $    13.08         $    12.01        $    10.34
--------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                (0.08)          (0.05)          (0.03)              0.08              0.07
Net Gain (Loss) on Investments
 (both Realized and Unrealized)              5.50            0.86           (1.09)              0.99              1.65

--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             5.42            0.81           (1.12)              1.07              1.72
--------------------------------------------------------------------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income           --              --              --                 --             (0.01)
Tax Return of Capital                          --              --              --                 --             (0.04)

--------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                --              --              --                 --             (0.05)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 End of Year                           $    18.19      $    12.77      $    11.96         $    13.08        $    12.01

--------------------------------------------------------------------------------------------------------------------------
Total Return (a)                            42.44%           6.77%          (8.56)%             8.91%            16.64%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000)          $   64,661      $   39,106      $   49,244         $   13,581        $   17,757
Ratio of Gross Expenses to
 Average Net Assets                          2.43%           2.64%           2.76%              2.52%             2.89%
Ratio of Net Expenses to
 Average Net Assets (d)                      2.43%           2.61%           2.58%(b)           2.00%(b)          2.00%(b)
Ratio of Net Investment Income (Loss)
 to Average Net Assets                      (0.68)%         (0.31)%         (0.51)%(c)          0.49%(c)          0.49%(c)
Portfolio Turnover Rate                        40%            177%            265%                92%              195%
--------------------------------------------------------------------------------------------------------------------------


(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.08%, 0.43% and 0.84%, respectively.

(d) Net of interest expense.




40      VAN ECK FUNDS PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS


GLOBAL HARD ASSETS FUND - CLASS C

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  PERIOD ENDED DECEMBER 31,
                                            2003            2002           2001              2000              1999
                                        ----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR                      $    12.55      $    11.87     $    13.01        $    12.04        $    10.40
--------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                 (0.05)          (0.19)         (0.14)            (0.02)            (0.03)
Net Gain (Loss) on Investments
 (both Realized and Unrealized)               5.16            0.87          (1.00)             0.99              1.67

--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              5.11            0.68          (1.14)             0.97              1.64
--------------------------------------------------------------------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income            --              --             --                --                --
Net Distributions from Capital Gains            --              --             --                --                --
Tax Return of Capital                           --              --             --                --                --

--------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                 --              --             --                --                --
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 End of Year                            $    17.66      $    12.55     $    11.87        $    13.01        $    12.04

--------------------------------------------------------------------------------------------------------------------------
Total Return (a)                             40.72%           5.73%         (8.83)%            8.06%            15.77%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000)           $   11,490      $    2,202     $    2,066        $    2,697        $    3,223
Ratio of Gross Expenses to
 Average Net Assets                           3.76%           3.72%          3.20%             3.82%             4.15%
Ratio of Net Expenses to
 Average Net Assets (d)                       3.76%           3.70%          3.08%(b)          2.75%(b)          2.71%(b)
Ratio of Net Investment Income
 (Loss) to Average Net Assets                (0.75)%         (1.36)%        (0.73)%(c)        (0.23)%(c)        (0.22)%(c)
Portfolio Turnover Rate                         40%            177%           265%               92%              195%
--------------------------------------------------------------------------------------------------------------------------


(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement

(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class C are 0.00%, 0.98% and 1.39%, respectively.

(d) Net of interest expense.




                                               VAN ECK FUNDS PROSPECTUS       41

INTERNATIONAL INVESTORS GOLD FUND - CLASS A AND CLASS C

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
                                                                                                                         CLASS C
                                                                                                                     FOR THE PERIOD
                                                                                                                    OCTOBER 3, 2003*
                                                                      CLASS A                                            THROUGH
                                                               PERIOD ENDED DECEMBER 31,                               DECEMBER 31,
                                            2003          2002          2001             2000             1999            2003
                                        -------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                    $     8.30    $     5.36    $     4.45       $     5.73       $     6.59       $     9.28
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        (0.10)        (0.01)         0.01             0.00(d)          0.03            (0.03)
Net Loss on Investments
 (both Realized and Unrealized)               3.66          4.86          0.91            (1.27)           (0.84)            2.36

-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              3.56          4.85          0.92            (1.27)           (0.81)            2.33
-----------------------------------------------------------------------------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income            --            --         (0.01)              --            (0.05)              --
Distributions from Capital Gains             (0.22)        (1.91)           --               --               --               --
Tax Return of Capital                           --            --            --            (0.01)              --               --

-----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions              (0.22)        (1.91)        (0.01)           (0.01)           (0.05)              --
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 End of Period                          $    11.64    $     8.30    $     5.36       $     4.45       $     5.73       $    11.61

-----------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                             44.25%        90.48%        20.74%          (22.18)%         (12.37)%          25.11%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)         $  305,863    $  204,468    $  121,767       $  116,513       $  169,045       $    3,535
Ratio of Gross Expenses to
 Average Net Assets                           1.87%         2.02%         2.25%            2.30%            2.09%            2.46%
Ratio of Net Expenses to
 Average Net Assets(b)                        1.85%         1.96%         2.17%            2.17%            2.08%            2.46%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                (1.04)%       (0.14)%        0.09%(c)         0.08%(c)         0.46%(c)        (1.99)%
Portfolio Turnover Rate                        244%          720%          109%              65%              95%             244%
-----------------------------------------------------------------------------------------------------------------------------------


(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Net of interest expense.

(c) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the three years, are 0.00%, 0.02% and 0.01%, respectively.

(d) Amount represents less than $0.01 per share.

(e) Annualized.


* Inception date of Class C shares.





42      VAN ECK FUNDS PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY FUND


--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                      PERIOD ENDED DECEMBER 31,
                                            2003              2002              2001               2000            1999
                                        ----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR                      $     1.00        $     1.00        $     1.00         $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.00(d)           0.00(d)           0.02               0.05            0.03

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from Net Investment Income          0.00(d)           0.00(d)          (0.02)             (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 End of Year                            $     1.00        $     1.00        $     1.00         $     1.00      $     1.00

--------------------------------------------------------------------------------------------------------------------------
Total Return (a)                              0.22%             0.43%             2.21%              4.77%           3.43%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000)           $   17,053        $   47,511        $   46,069         $   73,797      $   97,443
Ratio of Gross Expenses to
 Average Net Assets                           1.57%             1.35%             1.23%              1.10%           1.15%
Ratio of Net Expenses to
 Average Net Assets                           0.90%(b)          1.15%(b)          1.21%(b)             --              --
Ratio of Net Investment Income
 to Average Net Assets                        0.15%(c)          0.46%(c)          2.71%(c)           4.80%           3.68%
--------------------------------------------------------------------------------------------------------------------------


(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by an Advisory fee waiver arrangement.


(c) Net effect of expense reimbursement by Adviser to average net assets for the periods December 31, 2003, 2002 and 2001, were 0.67%, 0.20% and 0.02%, respectively.


(d) Amount represents less than $0.01 per share.




                                               VAN ECK FUNDS PROSPECTUS       43

YOUR INVESTMENT DEALER IS:

FOR MORE DETAILED INFORMATION, SEE THE STATEMENT OF ADDITIONAL INFORMATION
(SAI), which is incorporated by reference into this prospectus.


Additional information about the investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


o Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com.


o Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at HTTP://WWW.SEC.GOV. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address:
      PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.




[LOGO] VAN ECK GLOBAL
Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653


                                              SEC REGISTRATION NUMBER: 811-04297
                                                                         #530505

                                  VAN ECK FUNDS


                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                                 WWW.VANECK.COM

      Van Eck Funds (the "Trust" or the "Funds") is an open-end investment management company currently consisting of four separate series: Emerging Markets Fund (Class A and C), Global Hard Assets Fund (Class A and C), International Investors Gold Fund (Class A and C), and U.S. Government Money Fund (together, the "Funds").

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus, dated May 1, 2004 (the "Prospectus") which is available at no charge upon written or telephone request to the Trust at the address above or by telephone (800) 544-4653.

      Shareholders are advised to read and return this Statement of Additional Information ("SAI") for future reference.


                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................2
INVESTMENT OBJECTIVES AND POLICIES.............................................2
RISK FACTORS...................................................................6
INVESTING IN FOREIGN SECURITIES................................................6
EMERGING MARKETS SECURITIES....................................................7
FOREIGN CURRENCY TRANSACTIONS..................................................9
FUTURES AND OPTIONS TRANSACTIONS..............................................10
INDEXED SECURITIES AND STRUCTURED NOTES.......................................12
MORTGAGE-BACKED SECURITIES....................................................12
REAL ESTATE SECURITIES........................................................12
COMMERCIAL PAPER..............................................................13
DEBT SECURITIES...............................................................13
DERIVATIVES...................................................................14
CURRENCY SWAPS................................................................14
SHORT SALES...................................................................14
DIRECT INVESTMENTS............................................................15
REPURCHASE AGREEMENTS.........................................................15
RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER........................16
INVESTMENT RESTRICTIONS.......................................................16
INVESTMENT ADVISORY SERVICES..................................................19
APPROVAL OF ADVISORY AGREEMENT................................................21
THE DISTRIBUTOR...............................................................21
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................23
PROXY VOTING POLICIES AND PROCEDURES..........................................26
POTENTIAL CONFLICTS OF INTEREST...............................................26
TRUSTEES AND OFFICERS.........................................................26
TRUSTEE SHARE OWNERSHIP.......................................................30
2003 COMPENSATION TABLE.......................................................31
VALUATION OF SHARES...........................................................33
EXCHANGE PRIVILEGE............................................................34
INVESTMENT PROGRAMS...........................................................35
SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS...........................36
TAXES.........................................................................36
REDEMPTIONS IN KIND...........................................................39
PERFORMANCE...................................................................39
DESCRIPTION OF THE TRUST......................................................42
ADDITIONAL INFORMATION........................................................43
FINANCIAL STATEMENTS..........................................................43

APPENDIX A: PROXY VOTING POLICIES.............................................44
APPENDIX B: RATINGS...........................................................54
APPENDIX C: MARKET DESCRIPTIONS...............................................58

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2004

GENERAL INFORMATION


      Van Eck Funds (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently four series of Van Eck Funds: Emerging Markets Fund (Class A and C) (formerly the Global Leaders Fund), Global Hard Assets Fund (Class A and
C), International Investors Gold Fund (Class A and C) and U.S. Government Money Fund (collectively, the "Funds").

      International Investors Gold Fund was formerly incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

      On October 31, 2003, Emerging Markets Fund engaged in a reorganization with the Asia Dynasty Fund series of the Trust (the "Reorganization"). In the Reorganization, Asia Dynasty Fund transferred substantially all of its assets to Emerging Markets Fund in exchange for shares of Emerging Markets Fund which assumed all stated liabilities of Asia Dynasty Fund. Class A shares of Asia Dynasty were exchanged for Class A shares of Emerging Markets Fund and Class B shares of Asia Dynasty were exchanged for Class C shares of Emerging Markets Fund.

      Emerging Markets Fund was formerly known as the Global Leaders Fund. Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different investment strategy.

      The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund are classified as non-diversified funds under the Investment Company Act of 1940 ("1940 Act"). U.S. Government Money Fund is a diversified fund.

      Van Eck Associates Corporation (the "Adviser") serves as investment adviser to all the Funds.


INVESTMENT OBJECTIVES AND POLICIES


The following is additonal information regarding the investment policies used by the Funds in attempting to achieve their respective objectives.


EMERGING MARKETS FUND

      Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


      Under normal conditions, at least 80% of the Fund's net assets plus the amount of any borrowing for investment purposes will be invested in emerging countries and emerging market equity securities or in companies with a significant business presence (50% of assets or revenue in emerging countries). An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

      The Fund considers emerging market securities to include securities which are (i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

      The Fund may invest indirectly in emerging markets by investing in other investment companies due to restrictions on direct investment by foreign entities in certain emerging market countries. Such investments may involve the payment of premiums above the net asset value of the companies' portfolio securities; are subject to limitations under the Act and the Internal Revenue Code; are constrained by market availability; and would have the Fund bearing its ratable share of that investment company's expenses, including its advisory and administration fees. The Fund's investment adviser has agreed to waive its management fee with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to any investments in shares of closed-end investment companies.


      Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

      The Adviser expects that the Fund will normally invest in at least three different countries. The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.


      The Fund may invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, structured notes and other similar securities that are offered, or as may become available, in the market. These instruments offer certain opportunities and additional risks that are described below.

      The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Service, Inc. ("Moody's"); A-1 or better by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"); Fitch-1 by Fitch Ratings Ltd. ("Fitch"); Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high quality as determined by the Adviser.


GLOBAL HARD ASSETS FUND


      Global Hard Assets Fund will, under normal market conditions, invest at least 80% of its net assets in "hard asset securities." Therefore, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various hard assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of hard assets; and greater price fluctuations that may be experienced by hard asset securities than the underlying hard assets.

      The Adviser believes hard asset securities offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. Hard asset securities include equity securities of "hard asset companies" and securities, including structured notes and derivatives, whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

      The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities. The Fund may also invest in derivatives of the securities mentioned above.


      The Fund seeks investment opportunities worldwide. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country, developed or underdeveloped. Global investing involves economic and political considerations not typically applicable to the U.S. markets.


      The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities.

      The Fund may invest up to 20% of its total assets in debt securities whose value is not linked to the value of a hard asset or a hard asset company and in other securities of companies which are not hard asset companies. Non-hard asset debt securities include liquid debt securities rated in the higher grades of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. High rated debt securities are those that are rated A or betted by S&P or Moody's, Fitch-1 by Fitch or

Duff-1 by D&P or if unrated, of comparable quality by the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.


INTERNATIONAL INVESTORS GOLD FUND


      The Fund's primary objective is long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments. The Fund's fundamental policy is to concentrate its investments in common stocks of gold mining companies. It may invest in that industry up to 100% of the value of its assets (including borrowing). In some future period or periods, due to adverse conditions in that industry, the Fund may, for temporary defensive purposes, have less than 20% of the value of its assets invested in that industry. However, under normal conditions, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the gold-mining industry.


      The Fund's policy is to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, of foreign governments, and in United States Treasury securities.


      The Fund may, for temporary defensive purposes, invest more than 25% of its total assets in securities which are not gold securities, such as such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S&P; Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high quality as determined by the Adviser.


  CERTAIN POLICIES APPLICABLE TO EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND
                     AND INTERNATIONAL INVESTORS GOLD FUND.

      The above Funds may invest in "when issued" securities and "partly paid" securities. Additionally, Emerging Markets Fund and Global Hard Assets Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

U.S. GOVERNMENT MONEY FUND


      U.S. Government Money Fund seeks safety of principal, daily liquidity and current income. The Fund seeks to achieve its objective through investments in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. The Fund invests in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such obligations (at least 80% of its assets will be so invested). All securities mature within thirteen months from the date of purchase, although repurchase agreements may be collateralized by securities maturing in more than one year.


      Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance: Treasury bills have maturities of thirteen months or less, Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration.

      U.S. Government Money Fund may also invest in other short-term instruments (up to 20% of its assets), in all cases subject to the credit quality requirements of the 1940 Act, including commercial paper, banker's acceptances, and certificates of deposit. Commercial paper consists of short-term, unsecured promissory notes issued principally by banks and corporations to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations of the issuer. Banker's acceptances are drafts or bills of exchange that have been guaranteed as to payment by a bank or trust company. Banker's acceptances are used to effect payment of merchandise sold in import-export transactions, and are backed by the credit strength of the bank which assumes the obligation. Time deposits are credit instruments evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

RISK FACTORS

INVESTING IN FOREIGN SECURITIES

               EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND
                       INTERNATIONAL INVESTORS GOLD FUND.

      U.S. Government Money Fund, as a fundamental investment policy, may not invest in securities of South African issuers; Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund are not so restricted by their fundamental investment policies.




      Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the above Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.

      Emerging Markets Fund and Global Hard Assets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Funds will invest only in those Russian companies whose registrars have entered into a contract with the Funds' Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Funds from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

      In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

      Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

EMERGING MARKETS SECURITIES

      Investments of the Funds (except U.S. Government Money Fund) may be made from time to time in companies in developing countries as well as in developed countries. Emerging Markets Fund and Global Hard Assets Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

      Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, a Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

      Since the Emerging Markets Fund may invest a portion of its total assets in Asian region investments, its investment performance will be especially affected by events affecting Asian region companies. The value and liquidity of Asian region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain countries in the Asian region elsewhere, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investments, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

      The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions' securities markets, the Fund's abilities to participate fully in such price increases may be limited by their investment policies of investing not more than 15% of their net assets in illiquid securities. Conversely, the inability of the Funds to dispose fully and promptly of positions in declining markets will cause the Fund's net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

      The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Fund, in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

      Emerging Markets Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Funds of additional investments in those countries.


      Economies in Central Europe and Latin American emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.


      Chinese governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

      China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China, and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate laws exist in China, it may be impossible to obtain swift and equitable enforcement of such laws, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian region countries.

FOREIGN CURRENCY TRANSACTIONS

               EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND
                       INTERNATIONAL INVESTORS GOLD FUND.

      Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the above Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Emerging Markets Fund and Global Hard Assets Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

      Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Funds' investment adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.


      The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Emerging Markets Fund and Global Hard Assets Fund may enter into currency swaps. See also "Futures and Options Transactions".


      In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the investment adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

      A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

      The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.


      It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES AND OPTIONS TRANSACTIONS


               EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND
                       INTERNATIONAL INVESTORS GOLD FUND.


      These Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds, because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

      The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.


      A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

      The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asian region countries and other developing countries are not as developed as in the United States, these financial investments may not be available to the Funds, and the Funds may be unable to hedge certain risks.


      The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

      For hedging purposes, each Fund, and for other purposes (such as creating synthetic positions), may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

      The Funds may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

      The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

      It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company, to prevent double taxation of the Funds and their shareholders. One of the requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by this test.

INDEXED SECURITIES AND STRUCTURED NOTES

      Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

      Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds' limitations on illiquid securities.

MORTGAGE-BACKED SECURITIES


      Emerging Markets Fund and Global Hard Asset Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.


REAL ESTATE SECURITIES


      Emerging Markets Fund and Global Hard Assets Fund cannot invest in real estate directly. However, the Funds may invest in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Global Hard Assets Fund may invest more than 50% of its assets in such securities. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.


      REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

COMMERCIAL PAPER

      Emerging Markets Fund and Global Hard Assets Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper. The Funds will maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DEBT SECURITIES


      The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the Statement of Additional Information. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

      New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.


DERIVATIVES


      The Funds, except for U.S. Government Money Fund, may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic" position is the duplication of cash market transaction when deemed advantageous by the Funds' Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.


      When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

CURRENCY SWAPS

      Emerging Markets Fund and Global Hard Assets Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).


      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Fund's investment adviser (or Sub-Advisers) is incorrect in its forecasts of market values and currency exchange rates and/or hard assets values, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.


SHORT SALES


      Currently, Global Hard Assets Fund is the only Fund that can engage in short sales. The Fund will establish an account with respect to its short sales and maintain in the account cash not available for investment or U.S.

Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The account will be marked to market daily, so that (i) the amount in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral (except the proceeds of the short sales) with the broker and deposited in the account will not exceed 50% of the Global Hard Assets Fund's net assets.


DIRECT INVESTMENTS


      All Funds, except U.S. Government Money Fund, may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.


      Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.


      Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.


REPURCHASE AGREEMENTS


      None of the Funds will enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of a Fund's total assets would then be invested in such repurchase agreements and other illiquid securities (Emerging Markets Fund and Global Hard Assets Fund may invest no more than 15% of their total assets in illiquid securities). A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER


      Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers.


      The Adviser will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

      In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

      Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds (except the U.S. Government Money Fund) in illiquid securities.

INVESTMENT RESTRICTIONS


      The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as fundamental may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.


      EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND U.S. GOVERNMENT MONEY FUND.


      With respect to U.S. Government Money Fund, all of the following restrictions are fundamental policies except restriction 21, unless otherwise indicated. With respect to Emerging Markets Fund and Global Hard Assets Fund restrictions 1, 4, 6, 7, 10, 12, 13, 17, 18, 19 and 20 are not fundamental, unless otherwise provided for by applicable federal or state law. Non-fundamental restrictions may be changed, upon approval by the Board of Trustees, without shareholder approval.


      The Emerging Markets Fund, Global Hard Assets Fund and U.S. Government Money Fund may not:

      1. Invest in securities which (i) with respect to U.S. Government Money Fund, is subject to legal or contractual restrictions on resale ("restricted securities"), or for which there is no readily available market quotation, or engage in a repurchase agreement maturing in more than seven days with respect to any security, if the result is that more than 10% of a Fund's net assets would be invested in such securities, and (ii) with respect to Emerging Markets Fund and Global Hard Assets Fund are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of Emerging Markets Fund's, or Global Hard Assets Fund's net assets would be invested in such securities.

      2. Purchase or sell real estate, although Emerging Markets Fund and Global Hard Assets Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.


      3. The Funds may not purchase or sell commodities (non-hard asset commodities with respect to Global Hard Assets) or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract). The Funds may not commit more than 5% of their total assets to initial margin deposits on futures contracts. In addition, Global Hard Assets Fund may invest in gold and silver bullion, palladium and platinum group metals bullion and coins.


      4. Exclusive of the Emerging Markets Fund and Global Hard Assets Fund, purchase securities of other open-end investment companies except as part of a merger, consolidation, reorganization or acquisition of assets; Emerging Markets Fund, or Global Hard Assets Fund may not purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of any of these Funds' total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general. In addition, Emerging Markets Fund or Global Hard Assets Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

      5. The Funds may not make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and (ii) repurchase agreements. Emerging Markets Fund and Global Hard Assets Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets


      6. As to 75% of the total assets of the U.S. Government Money Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of the Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by the Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Emerging Markets Fund and Global Hard Assets Fund.


      7. Invest more than 5 percent of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation. This restriction does not apply to Emerging Markets Fund or Global Hard Assets Fund.

      8. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

      9. Borrow money, except that the U.S. Government Money Fund may borrow up to 10% of its total assets valued at cost for temporary or emergency purposes. The U.S. Government Money Fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding. In addition, Emerging Markets Fund and Global Hard Assets Fund may borrow up to 30% of the value of their respective net assets to increase their holdings of portfolio securities.

      10. Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected within the limitations set forth in restriction
            (9).

      11. Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts (Emerging Markets Fund and Global Hard Assets Fund); (iii) financial futures contracts purchased on margin (Emerging Markets Fund and Global Hard Assets Fund), (iv) commodity futures contracts purchased on margin (Global Hard Assets
            Fund); (v) foreign currency swaps (Emerging Markets Fund and Global Hard Assets Fund); and (vi) issuing multiple classes of shares (Emerging Markets Fund and Global Hard Assets Fund).

      12. Except for Global Hard Assets Fund, make short sales of securities, except that Emerging Markets Fund may engage in the transactions specified in restrictions (2), (3) and (14).

      13. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, with respect to Emerging Markets Fund and Global Hard Assets Fund, may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (9).

      14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that Emerging Markets Fund and Global Hard Assets Fund may purchase or sell puts and calls on foreign currencies and on securities described under "Options Transactions" herein and in the Prospectus and that Emerging Markets Fund and Global Hard Assets Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts.

      15. Make investments for the purpose of exercising control or management.

      16. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except for the Global Hard Assets Fund and as otherwise stated in any Fund's fundamental investment objective, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      17. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

      18. Purchase participations or other interests (other than equity stock interests in the case of the Emerging Markets Fund and Global Hard Assets Fund) in oil, gas or other mineral exploration or development programs.

      19. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of a Fund (except Emerging Markets Fund and Global Hard Assets Fund) in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities or received as dividends are not included in this restriction. The U.S. Government Money Fund will not invest in warrants.

      20. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer.

      21. Invest in real estate limited partnerships or in oil, gas or other mineral leases. With respect to restriction 3, forward foreign exchange contracts are not deemed to be a commodity or commodity contract.

      The following are additional non-fundamental policies. Emerging Markets Fund and Global Hard Assets Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. These Funds may not commit more than 5% of their total assets to initial margin deposits on futures contracts not used for hedging purposes.

      With respect to restriction 16, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

                        INTERNATIONAL INVESTORS GOLD FUND

      Restrictions 1 through 7 are fundamental policies of International Investors Gold Fund and may not be changed without shareholder approval. Restrictions 8 through 14 are not fundamental policies and may be changed without shareholder approval.

      International Investors Gold Fund may not:

      1.    Underwrite securities of other issuers.

      2. The Fund may not invest in real estate, commodity contracts or commodities (except that, subject to applicable state laws, the Fund may invest up to 12.5% of the value of its total assets as of the date of investment in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, palladium and platinum group metals bullion).

      3. Make loans to other persons, except through repurchase agreements or the purchase of publicly distributed bonds, debentures and other debt securities.

      4. Purchase securities on margin, except as is necessary for the clearance of its transactions; or make short sales, unless the Fund may readily acquire the security sold short by virtue of its holding a right to purchase a quantity of such shorted security sufficient to cover the short.

      5. Purchase or retain securities of an issuer having an officer, director or security holder who is an officer or director of the Trust or who furnishes management or supervising services to the Trust, if at the time of such purchase or at any time thereafter any one or more of such persons owns beneficially more than 1/2 of 1% of the securities of such issuer or such person or persons together own more than 5% of such securities (all taken at market value)

      6. The Fund may not lend its funds or assets, except through the purchase of securities the Fund would otherwise be authorized to purchase, provided, however, that the Fund may lend to broker-dealers and other financial institutions portfolio securities.

      7. Issue senior securities. The Fund may (i) borrow money for emergency or extraordinary reasons and provided such borrowings are limited to 50% of total assets, taken at cost provided that immediately after such borrowing there shall be asset coverage of at least 300%, (ii) enter into forward contracts, (iii) purchase futures contracts on margin, (iv) issue multiple classes of securities, and (v) enter into swap agreement or purchase or sell structured notes or similar instruments.

      8. Purchase any restricted securities which may not be sold to the public without registration under the Securities Act of 1933, if by reason of such purchase the value of the Trust's aggregate holdings in all such securities would exceed 10% of total assets.

      9. Invest in interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases.

      10. Purchase securities issued by any other investment company or investment trust, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokerage commission or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation.

      11.   Invest in real estate limited partnerships.

      12. Make investments in companies for the purpose of exercising control or management.

      13. Invest more than 10% of its assets in repurchase agreements having maturities of greater than seven days or in a combination of such agreements together with restricted securities and securities for which market quotations are not readily available.

      14. Purchase securities for investment while borrowings equal to 30% or more of the Fund's assets are outstanding.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

INVESTMENT ADVISORY SERVICES


      The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser. John C. van Eck, Sigrid van Eck and the Adviser are affiliated persons of the U.S. Government Money Fund.

      The Adviser provides the Funds with office space, facilities and simple business equipment, and provides the services of consultants, executive and clerical personnel for administering their affairs. The Adviser compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly at the following annual rates: International Investors Gold Fund pays a fee equal to 0.75 of 1.00% of the first $500 million of average daily net assets, 0.65 of 1.00% of the next $250 million of average daily net assets and
0.50 of 1.00% of the average daily net assets in excess of $750 million; Emerging Markets Fund pays the Adviser a fee of 0.75 of 1.00% of average daily net assets; Global Hard Assets Fund pays the Adviser a fee of 1.00% of average daily net assets; and the U.S. Government Money Fund pays a fee at the annual rate of 0.50 of 1.00% for the first $500 million of average daily net assets,
0.40 of 1.00% on the next $250 million of average daily net assets, and 0.375 of 1.00% of the average daily net assets in excess of $750 million.

      The Adviser also performs administrative services for Emerging Markets Fund and International Investors Gold Fund pursuant to a written agreement. The Adviser is also responsible for providing accounting services to these Funds. For these accounting and administrative services, Emerging Markets Fund pays
0.25 of 1.00% of its respective average daily net assets on the first $500 million. International Investors Gold Fund pays an annual rate of 0.25 of 1.00% of the first $750 million of its respective average daily net assets, and 0.20 of 1.00% of the respective average daily net assets in excess of $750 million.

      For the years ended December 31, 2001, 2002 and 2003, the Adviser earned fees with respect to the Emerging Markets Fund of $153,372, $92,562 and $105,761, respectively. From January 1, 2001 to December 31, 2002 the Adviser agreed to limit Fund expenses, excluding 12b-1 expenses, brokerage commissions and transaction fees, foreign tax, interest expense and extraordinary expenses to 2.00% of the average daily net assets. For the years ended December 31, 2001, 2002 and 2003, the Adviser waived fees of $104,663, $126,102 and $147,852, respectively.

      For the years ended December 31, 2001, 2002 and 2003, the Adviser earned fees with respect to the Global Hard Assets Fund of $293,743, $456,036 and $512,736, respectively. For the period January 1, 2001 to February 28, 2001 the Adviser agreed to limit Fund expenses, excluding 12b-1 expenses, brokerage commissions and transaction fees, foreign tax, interest expense and extraordinary expenses to 2.00% of daily average net assets for Class A shares, and 2.75% of average daily net assets for Class C. For the period March 1, 2001 to June 20, 2001 the Adviser agreed to limit Fund expenses, excluding 12b-1 expenses, brokerage commissions and transaction fees, foreign tax, interest expense and extraordinary expenses to 2.25% of average daily net assets for Class A shares, and 3.00% of average daily net assets for Class C. For the years ended December 31, 2001, 2002 and 2003, the Adviser waived fees of $23,606, $0 and $0, respectively.

      For the years ended December 31, 2001, 2002 and 2003, the Adviser earned fees with respect to the International Investors Gold Fund of $885,585, $1,361,547 and $1,803,089, respectively.

      For the years ended December 31, 2001, 2002 and 2003, the Adviser earned fees with respect to the U.S. Government Money Fund of $262,663, $202,763 and $160,936, respectively. When necessary, the Adviser has agreed to waive a portion of the advisory fee in order to preserve the distibution yield and avoid a net operating loss. Expenses were reduced by $10,118, $78,322 and $195,057, respectively, for the years ended December 31, 2001, 2002 and 2003 under this agreement.


      The expenses borne by each of the Funds include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliates in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan) exclusive of International Investors Gold Fund, fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

      The Advisory Agreement with respect to Global Hard Assets Fund was approved at a meeting of the Board of Trustees held on October 18, 1994. The Advisory Agreement with respect to Emerging Markets Fund was approved at a meeting of the Board of Trustees held on October 12, 1993. The Advisory Agreement with respect to International Investors Gold Fund was approved at a meeting of the Board of Trustees held on May 24, 1994. The Advisory Agreement was approved by shareholders of the U.S. Government Money Fund on January 23, 1987; and International Investors Gold Fund on July 25, 1994. The Advisory Agreement was approved by shareholders of Emerging Markets Fund on December 17, 1993. Each of the Advisory Agreements provide that they shall continue in effect from year to year with respect to a Fund as long as they are approved at least annually both
(i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the Act.




APPROVAL OF ADVISORY AGREEMENT


EMERGING MARKETS FUND

      The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved continuation of the investment advisory agreement between the Trust and the Adviser (the "Emerging Markets Fund Advisory Agreement") with respect to the Emerging Markets Fund through April 30, 2005. In connection with their deliberations with regard to the Emerging Markets Fund Advisory Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund, which factors may vary from year to year. During the past year, such factors included the following:

      NATURE, QUALITY AND EXTENT OF SERVICES. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by the Adviser and its affiliates under the Emerging Markets Fund Advisory Agreement and under separate agreements covering other administrative functions. The Trustees also considered the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties, such as the Fund's custodian, transfer agent and sub-accounting agent, and the Adviser's undertaking to perform a comprehensive review of the quality and pricing of all third party service providers to the Fund.

      INVESTMENT RECORD AND COMPARATIVE PERFORMANCE DATA. The Trustees reviewed information prepared by Lipper, Inc. ("Lipper") setting forth the Fund's investment performance as well as the performance of a peer group of mutual funds and other market indexes over various periods of time.

      EXPENSES. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fees and expense ratios of a peer group of mutual funds selected by Lipper. The Trustees also considered the steps Adviser had taken and proposed to take to reduce the Fund's expenses. Consistent with this policy, the Trustees considered any fee waivers and expense reimbursements provided in the past by the Adviser and the commitment of the Adviser to maintain such arrangements in the current year.

      ECONOMIES OF SCALE. The Trustees considered whether the Adviser has realized any economies of scale with respect to the management of the Fund and whether the Fund's fee schedule provides for an appropriate sharing of such benefits.

      PROFITABILITY. The Trustees considered the level of the Adviser's profits with respect to the management of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

      FINANCIAL RESOURCES. The Trustees reviewed the Adviser's financial statements for recent years and the Adviser's business plan expense and income projections for the coming year and related cash flow analyses in an effort to determine the adequacy of the financial resources of the Adviser to support the operations of the Fund for the foreseeable future.

      PROFESSIONAL PERSONNEL AND INDUSTRY CONDITIONS. The Trustees considered the ability of the Adviser to retain, attract and motivate capable personnel to serve the Fund. The Trustees considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies that are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. The Trustees reviewed information relating to the compensation structure of the investment professionals of the Adviser, the history of the organization in retaining qualified investment professionals and related information. With respect to individuals that perform investment related services for both hedge funds and mutual funds, the Trustees reviewed the Adviser's procedures designed to ensure that investment opportunities are fairly allocated between such hedge funds and the Fund. The Trustees also met separately with several of the key investment professionals in an effort to determine the adequacy of the resources available to such individuals in managing the Fund's assets.

      BROKERAGE. The Trustees considered the process used by the Adviser to select brokers to execute trades on behalf of the Fund and the Adviser's policies and procedures for monitoring the quality of the execution services provided by brokers and assuring that it is achieving best execution. The Trustees also reviewed the Adviser's policies regarding the acquisition of research services through "soft dollar" arrangements.

      OTHER BENEFITS. Taking into account the risks assumed by the Adviser, the Trustees considered the character and amount of any other benefits received by the Adviser from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of the Adviser serving as principal underwriter for the Fund. The Trustees also considered benefits to the Adviser from the use of the Fund's portfolio brokerage commissions to pay for research services and the use from time to time of an affiliate of the Adviser to execute portfolio transactions for the Fund.

      MARKET TIMING AND RELATED MATTERS. The Trustees noted that the Adviser is cooperating with requests for information from regulatory authorities investigating market timing, late trading and other issues of concern in the mutual fund industry. The Trustees further noted that the Adviser had undertaken to the provide restitution to the Fund and its shareholders as determined by the Trustees if it should be determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to the Fund. The Trustees also considered the actions taken by the Adviser to enhance the effectiveness of its procedures for monitoring frequent trading activities by shareholders in the Fund.

      RESPONSES TO REGULATORY DEVELOPMENTS. The Trustees considered the actions taken by the Adviser over the course of the past year in response to regulatory developments affecting the entire mutual fund industry. The Trustees noted that the Adviser had retained an independent consultant to provide recommendations on improvements to the Fund's and the Adviser's compliance programs. The Trustees further noted that the Adviser had retained an individual to serve as the chief compliance officer of the Adviser to implement these enhancements. The Trustees recognized that the Adviser had implemented formal proxy voting policies and procedures for the Fund, as required by recent regulatory changes, and had continued to refine the procedures used for making fair value adjustments to foreign securities.

      CHANGES TO THE ORGANIZATION. The Trustees noted that the Adviser had taken steps to strengthen management in the mutual fund line of business. In particular, the Adviser hired a new President and CEO devoted exclusively to its mutual fund line of business. Further, the Adviser had taken steps to separate portions of its hedge fund business from its mutual fund operations. With respect to those portions of the hedge fund business that overlap with the operations of the Fund, the Trustees noted that the Adviser had implemented enhanced compliance programs designed to address potential conflicts of interest that may arise from time to time as part of these activities.

      In voting to approve continuation of the Emerging Markets Fund Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Emerging Markets Fund Advisory Agreement are reasonable and fair and that continuation of the Emerging Markets Fund Advisory Agreement is in the interest of the Fund and its shareholders. The Independent Trustees were separately represented by and received advice from independent counsel in connection with their consideration of the Emerging Markets Fund Advisory Agreement.

GLOBAL HARD ASSETS FUND

      The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved continuation of the investment advisory agreement between the Trust and the Adviser (the "Hard Assets Fund Advisory Agreement") with respect to the Global Hard Assets Fund through April 30, 2005. In connection with their deliberations with regard to the Hard Assets Fund Advisory Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund, which factors may vary from year to year. During the past year, such factors included the following:

      NATURE, QUALITY AND EXTENT OF SERVICES. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by the Adviser and its affiliates under the Hard Assets Fund Advisory Agreement and under separate agreements covering other administrative functions. The Trustees also considered the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties, such as the Fund's custodian, transfer agent and sub-accounting agent, and the Adviser's undertaking to perform a comprehensive review of the quality and pricing of all third party service providers to the Fund.

      INVESTMENT RECORD AND COMPARATIVE PERFORMANCE DATA. The Trustees reviewed information prepared by Lipper setting forth the Fund's investment performance as well as the performance of a peer group of mutual funds and other market indexes over various periods of time.

      EXPENSES. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fees and expense ratios of a peer group of mutual funds selected by Lipper. The Trustees also considered the steps Adviser had taken and proposed to take to reduce the Fund's expenses. Consistent with this policy, the Trustees considered any fee waivers and expense reimbursements provided in the past by the Adviser and the Adviser's commitment to [limit the expenses of the Fund's Class A shares during the current year to 1.75% of net assets and the commitment of an affiliate of the Adviser to waive 50% of the 12b-1 fees payable by the Fund, thereby reducing the Fund's 12b-1 fees to 0.25% of net assets.]

      ECONOMIES OF SCALE. The Trustees considered whether the Adviser has realized any economies of scale with respect to the management of the Fund and whether the Fund's fee schedule provides for an appropriate sharing of such benefits.

      PROFITABILITY. The Trustees considered the level of the Adviser's profits with respect to the management of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

      FINANCIAL RESOURCES. The Trustees reviewed the Adviser's financial statements for recent years and the Adviser's business plan expense and income projections for the coming year and related cash flow analyses in an effort to determine the adequacy of the financial resources of the Adviser to support the operations of the Fund for the foreseeable future.

      PROFESSIONAL PERSONNEL AND INDUSTRY CONDITIONS. The Trustees considered the ability of the Adviser to retain, attract and motivate capable personnel to serve the Fund. The Trustees considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies that are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. The Trustees reviewed information relating to the compensation structure of the investment professionals of the Adviser, the history of the organization in retaining qualified investment professionals and related information. With respect to individuals that perform investment related services for both hedge funds and mutual funds, the Trustees reviewed the Adviser's procedures designed to ensure that investment opportunities are fairly allocated between such hedge funds and the Fund. The Trustees also met separately with several of the key investment professionals in an effort to determine the adequacy of the resources available to such individuals in managing the Fund's assets.

      BROKERAGE. The Trustees considered the process used by the Adviser to select brokers to execute trades on behalf of the Fund and the Adviser's policies and procedures for monitoring the quality of the execution services provided by brokers and assuring that it is achieving best execution. The Trustees also reviewed the Adviser's policies regarding the acquisition of research services through "soft dollar" arrangements.

      OTHER BENEFITS. Taking into account the risks assumed by the Adviser, the Trustees considered the character and amount of any other benefits received by the Adviser from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of the Adviser serving as principal underwriter for the Fund. The Trustees also considered benefits to the Adviser from the use of the Fund's portfolio brokerage commissions to pay for research services and the use from time to time of an affiliate of the Adviser to execute portfolio transactions for the Fund.

      MARKET TIMING AND RELATED MATTERS. The Trustees noted that the Adviser is cooperating with requests for information from regulatory authorities investigating market timing, late trading and other issues of concern in the mutual fund industry. The Trustees further noted that the Adviser had undertaken to the provide restitution to the Fund and its shareholders as determined by the Trustees if it should be determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to the Fund. The Trustees also considered the actions taken by the Adviser to enhance the effectiveness of its procedures for monitoring frequent trading activities by shareholders in the Fund.

      RESPONSES TO REGULATORY DEVELOPMENTS. The Trustees considered the actions taken by the Adviser over the course of the past year in response to regulatory developments affecting the entire mutual fund industry. The Trustees noted that the Adviser had retained an independent consultant to provide recommendations on improvements to the Fund's and the Adviser's compliance programs. The Trustees further noted that the Adviser had retained an individual to serve as the chief compliance officer of the Adviser to implement these enhancements. The Trustees recognized that the Adviser had implemented formal proxy voting policies and procedures for the Fund, as required by recent regulatory changes, and had continued to refine the procedures used for making fair value adjustments to foreign securities.

      CHANGES TO THE ORGANIZATION. The Trustees noted that the Adviser had taken steps to strengthen management in the mutual fund line of business. In particular, the Adviser hired a new President and CEO devoted exclusively to its mutual fund line of business. Further, the Adviser had taken steps to separate portions of its hedge fund business from its mutual fund operations. With respect to those portions of the hedge fund business that overlap with the operations of the Fund, the Trustees noted that the Adviser had implemented enhanced compliance programs designed to address potential conflicts of interest that may arise from time to time as part of these activities.

      In voting to approve continuation of the Hard Assets Fund Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Hard Assets Fund Advisory Agreement are reasonable and fair and that continuation of the Hard Assets Fund Advisory Agreement is in the interest of the Fund and its shareholders. The Independent Trustees were separately represented by and received advice from independent counsel in connection with their consideration of the Hard Assets Fund Advisory Agreement.

INTERNATIONAL INVESTORS GOLD FUND

      The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved continuation of the investment advisory agreement between the Trust and the Adviser (the "Gold Fund Advisory Agreement") with respect to the International Investors Gold Fund through April 30, 2005. In connection with their deliberations with regard to the Gold Fund Advisory Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund, which factors may vary from year to year. During the past year, such factors included the following:

      NATURE, QUALITY AND EXTENT OF SERVICES. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by the Adviser and its affiliates under the Gold Fund Advisory Agreement and under separate agreements covering other administrative functions. The Trustees also considered the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties, such as the Fund's custodian, transfer agent and sub-accounting agent, and the Adviser's undertaking to perform a comprehensive review of the quality and pricing of all third party service providers to the Fund.

      INVESTMENT RECORD AND COMPARATIVE PERFORMANCE DATA. The Trustees reviewed information prepared by Lipper setting forth the Fund's investment performance as well as the performance of a peer group of mutual funds and other market indexes over various periods of time.

      EXPENSES. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fees and expense ratios of a peer group of mutual funds selected by Lipper. The Trustees also considered the steps Adviser had taken and proposed to take to reduce the Fund's expenses.

      ECONOMIES OF SCALE. The Trustees considered whether the Adviser has realized any economies of scale with respect to the management of the Fund and whether the Fund's fee schedule provides for an appropriate sharing of such benefits.

      PROFITABILITY. The Trustees considered the level of the Adviser's profits with respect to the management of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

      FINANCIAL RESOURCES. The Trustees reviewed the Adviser's financial statements for recent years and the Adviser's business plan expense and income projections for the coming year and related cash flow analyses in an effort to determine the adequacy of the financial resources of the Adviser to support the operations of the Fund for the foreseeable future.

      PROFESSIONAL PERSONNEL AND INDUSTRY CONDITIONS. The Trustees considered the ability of the Adviser to retain, attract and motivate capable personnel to serve the Fund. The Trustees considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies that are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. The Trustees reviewed information relating to the compensation structure of the investment professionals of the Adviser, the history of the organization in retaining qualified investment professionals and related information. With respect to individuals that perform investment related services for both hedge funds and mutual funds, the Trustees reviewed the Adviser's procedures designed to ensure that investment opportunities are fairly allocated between such hedge funds and the Fund. The Trustees also met separately with several of the key investment professionals in an effort to determine the adequacy of the resources available to such individuals in managing the Fund's assets.

      BROKERAGE. The Trustees considered the process used by the Adviser to select brokers to execute trades on behalf of the Fund and the Adviser's policies and procedures for monitoring the quality of the execution services provided by brokers and assuring that it is achieving best execution. The Trustees also reviewed the Adviser's policies regarding the acquisition of research services through "soft dollar" arrangements.

      OTHER BENEFITS. Taking into account the risks assumed by the Adviser, the Trustees considered the character and amount of any other benefits received by the Adviser from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of the Adviser serving as principal underwriter for the Fund. The Trustees also considered benefits to the Adviser from the use of the Fund's portfolio brokerage commissions to pay for research services and the use from time to time of an affiliate of the Adviser to execute portfolio transactions for the Fund.

      MARKET TIMING AND RELATED MATTERS. The Trustees noted that the Adviser is cooperating with requests for information from regulatory authorities investigating market timing, late trading and other issues of concern in the mutual fund industry. The Trustees further noted that the Adviser had undertaken to the provide restitution to the Fund and its shareholders as determined by the Trustees if it should be determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to the Fund. The Trustees also considered the actions taken by the Adviser to enhance the effectiveness of its procedures for monitoring frequent trading activities by shareholders in the Fund.

      RESPONSES TO REGULATORY DEVELOPMENTS. The Trustees considered the actions taken by the Adviser over the course of the past year in response to regulatory developments affecting the entire mutual fund industry. The Trustees noted that the Adviser had retained an independent consultant to provide recommendations on improvements to the Fund's and the Adviser's compliance programs. The Trustees further noted that the Adviser had retained an individual to serve as the chief compliance officer of the Adviser to implement these enhancements. The Trustees recognized that the Adviser had implemented formal proxy voting policies and procedures for the Fund, as required by recent regulatory changes, and had continued to refine the procedures used for making fair value adjustments to foreign securities.

      CHANGES TO THE ORGANIZATION. The Trustees noted that the Adviser had taken steps to strengthen management in the mutual fund line of business. In particular, the Adviser hired a new President and CEO devoted exclusively to its mutual fund line of business. Further, the

Adviser had taken steps to separate portions of its hedge fund business from its mutual fund operations. With respect to those portions of the hedge fund business that overlap with the operations of the Fund, the Trustees noted that the Adviser had implemented enhanced compliance programs designed to address potential conflicts of interest that may arise from time to time as part of these activities.

      In voting to approve continuation of the Gold Fund Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Gold Fund Advisory Agreement are reasonable and fair and that continuation of the Gold Fund Advisory Agreement is in the interest of the Fund and its shareholders. The Independent Trustees were separately represented by and received advice from independent counsel in connection with their consideration of the Gold Fund Advisory Agreement.

U.S. GOVERNMENT MONEY FUND

      The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved continuation of the investment advisory agreement between the Trust and the Adviser (the "Money Fund Advisory Agreement") with respect to the U.S. Government Money Fund through April 30, 2005. In connection with their deliberations with regard to the Money Fund Advisory Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund, which factors may vary from year to year. During the past year, such factors included the following:

      NATURE, QUALITY AND EXTENT OF SERVICES. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by the Adviser and its affiliates under the Money Fund Advisory Agreement and under separate agreements covering other administrative functions. The Trustees also considered the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties, such as the Fund's custodian, transfer agent and sub-accounting agent, and the Adviser's undertaking to perform a comprehensive review of the quality and pricing of all third party service providers to the Fund.

      INVESTMENT RECORD AND COMPARATIVE PERFORMANCE DATA. The Trustees reviewed information prepared by Lipper setting forth the Fund's investment performance as well as the performance of a peer group of mutual funds and other market indexes over various periods of time.

      EXPENSES. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fees and expense ratios of a peer group of mutual funds selected by Lipper. The Trustees also considered the steps Adviser had taken and proposed to take to reduce the Fund's expenses. The Trustees considered the waiver of fees and reimbursement of expenses by the Adviser and capital contributions made to the Fund by the Adviser. The Trustees further considered the long-term viability of the Fund in light of its small asset size, and considered the necessity of making a money market product available for temporary cash investments from time to time by shareholders, as well as the Adviser's undertaking to evaluate other methods of making an alternative money market product available to shareholders..

      ECONOMIES OF SCALE. The Trustees considered whether the Adviser has realized any economies of scale with respect to the management of the Fund and whether the Fund's fee schedule provides for an appropriate sharing of such benefits.

      PROFITABILITY. The Trustees considered the level of the Adviser's profits with respect to the management of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

      FINANCIAL RESOURCES. The Trustees reviewed the Adviser's financial statements for recent years and the Adviser's business plan expense and income projections for the coming year and related cash flow analyses in an effort to determine the adequacy of the financial resources of the Adviser to support the operations of the Fund for the foreseeable future.

      PROFESSIONAL PERSONNEL AND INDUSTRY CONDITIONS. The Trustees considered the ability of the Adviser to retain, attract and motivate capable personnel to serve the Fund. The Trustees considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies that are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. The Trustees reviewed information relating to the compensation structure of the investment professionals of the Adviser, the history of the organization in retaining qualified investment professionals and related information. With respect to individuals that perform investment related services for both hedge funds and mutual funds, the Trustees reviewed the Adviser's procedures designed to ensure that investment opportunities are fairly allocated between such hedge funds and the Fund. The Trustees also met separately with several of the key investment professionals in an effort to determine the adequacy of the resources available to such individuals in managing the Fund's assets.

      OTHER BENEFITS. Taking into account the risks assumed by the Adviser, the Trustees considered the character and amount of any other benefits received by the Adviser from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of the Adviser serving as principal underwriter for the Fund.

      MARKET TIMING AND RELATED MATTERS. The Trustees noted that the Adviser is cooperating with requests for information from regulatory authorities investigating market timing, late trading and other issues of concern in the mutual fund industry. The Trustees further noted that the Adviser had undertaken to the provide restitution to the Fund and its shareholders as determined by the Trustees if it should be determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to the Fund. The Trustees also considered the actions taken by the Adviser to enhance the effectiveness of its procedures for monitoring frequent trading activities by shareholders in the Fund.

      RESPONSES TO REGULATORY DEVELOPMENTS. The Trustees considered the actions taken by the Adviser over the course of the past year in response to regulatory developments affecting the entire mutual fund industry. The Trustees noted that the Adviser had retained an independent consultant to provide recommendations on improvements to the Fund's and the Adviser's compliance programs. The Trustees further noted that the Adviser had retained an individual to serve as the chief compliance officer of the Adviser to implement these enhancements. The Trustees recognized that the Adviser had implemented formal proxy voting policies and procedures for the Fund, as required by recent regulatory changes, and had continued to refine the procedures used for making fair value adjustments to foreign securities.

      CHANGES TO THE ORGANIZATION. The Trustees noted that the Adviser had taken steps to strengthen management in the mutual fund line of business. In particular, the Adviser hired a new President and CEO devoted exclusively to its mutual fund line of business. Further, the Adviser had taken steps to separate portions of its hedge fund business from its mutual fund operations. With respect to those portions of the hedge fund business that overlap with the operations of the Fund, the Trustees noted that the Adviser had implemented enhanced compliance programs designed to address potential conflicts of interest that may arise from time to time as part of these activities.

      In voting to approve continuation of the Money Fund Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Money Fund Advisory Agreement are reasonable and fair and that continuation of the Money Fund Advisory Agreement is in the interest of the Fund and its shareholders. The Independent Trustees were separately represented by and received advice from independent counsel in connection with their consideration of the Money Fund Advisory Agreement.


THE DISTRIBUTOR


      Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation ("VESC"), 99 Park Avenue, New York, New York (the "Distributor"), a wholly owned subsidiary of Van Eck Associates Corporation. The Trustees of the Trusts have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.


      The Trust has authorized one or more brokers (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

      The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

      Van Eck Securities Corporation retained distributing commissions on sales of shares of the Funds for the fiscal years ended December 31 after reallowance to dealers as follows:


                                               VAN ECK SECURITIES    REALLOWANCE
                                                   CORPORATION        TO DEALERS
                                               ------------------    -----------
Emerging Markets Fund                  2003           $5,204            $32,355
                                       2002              282              1,670
                                       2001              365              1,843

Global Hard Assets Fund                2003          $47,957           $305,470
                                       2002          207,320             29,722
                                       2001           60,315              8,893

International Investors Gold Fund      2003         $204,903         $1,100,896
                                       2002          529,489            105,937
                                       2001           27,169              7,126

VAN ECK SECURITIES CORPORATION
12B-1 ACCOUNTING
12 MOS. ENDED DECEMBER 31, 2003

                                 --------------------------------------------------------------------------------------------------
                                                                                COMPENSATION PLANS
                                 --------------------------------------------------------------------------------------------------

                                   IIGF-A         IIGF-C         ADF-B        EMG MKT-A      EMG MKT-C        H A-A         H A-B
                                 ----------     ----------    ----------     ----------     ----------     ----------    ----------
TOTAL 12B-1 EXPENSE PER BOOKS       578,935              0        17,529         60,912              0        217,481        26,678
PAYMENT TO SECURITIES DEALERS       499,866              0         4,327         25,124              0         90,600         6,598
                                 ----------     ----------    ----------     ----------     ----------     ----------    ----------

BALANCE TO VESC                      79,069              0        13,202         35,788              0        126,881        20,080
                                 ----------     ----------    ----------     ----------     ----------     ----------    ----------

NET 12B-1 FEES                       79,069              0        13,202         35,788              0        126,881        20,080
                                 ----------     ----------    ----------     ----------     ----------     ----------    ----------

DISTRIBUTION EXPENDITURES:
GENERAL PRIINTING                    25,779          4,914             0          9,348          4,585          3,627           657
REPORTS                                 336            306            30            336            306            336            30
DEALER FACT SHEETS                    3,296            597           192          1,409            597          2,284         2,190
PROSPECTUS                                0              0             0            682              0            682           682
DEALER MAILING                        3,155          3,155         1,359          3,155          1,322          4,989         1,358
MARKETING SUPPORT TELEPHONE          24,116             69           281          2,074            261          6,540           273
MARKETING DEPT EXPENSES             458,125            257        12,330         87,207          2,697        290,261        18,880
TELEMARKETING DEPT EXPENSES         159,987             75         4,300         30,436            943        101,378         6,562
                                 ----------     ----------    ----------     ----------     ----------     ----------    ----------

TOTAL EXPENDITURES                  674,794          9,373        18,491        134,647         10,711        410,097        30,632
                                 ----------     ----------    ----------     ----------     ----------     ----------    ----------

EXCESS EXPENSES OVER PAYMENTS
  TO VESC ($)                      (595,724)        (9,373)       (5,290)       (98,859)       (10,711)      (283,215)      (10,553)
                                 ==========     ==========    ==========     ==========     ==========     ==========    ==========

                                                ----------------------------------------
                                                          REIMBURSEMENT PLANS
                                                ----------------------------------------

                                    H A-C          USGMF          ADF-A          TOTAL
                                 ----------     ----------     ----------     ----------
TOTAL 12B-1 EXPENSE PER BOOKS        10,987         84,368         46,635      1,043,525
PAYMENT TO SECURITIES DEALERS        10,716         59,562         21,442        718,235
                                 ----------     ----------     ----------     ----------

BALANCE TO VESC                         271         24,806         25,193        325,290
                                 ----------     ----------     ----------     ----------

NET 12B-1 FEES 79,069                   271         24,806         25,193        325,290
                                 ----------     ----------     ----------     ----------

DISTRIBUTION EXPENDITURES:
GENERAL PRIINTING                     3,625            632              0         53,167
REPORTS                                 336             93            993          2,202
DEALER FACT SHEETS                    1,571            377            192         12,705
PROSPECTUS                              682            682              0          3,410
DEALER MAILING                        3,158              0              0         21,651
MARKETING SUPPORT TELEPHONE             321          1,263          1,797         36,994
MARKETING DEPT EXPENSES              22,348        204,339         65,758      1,162,200
TELEMARKETING DEPT EXPENSES           7,807              0         22,968        334,458
                                 ----------     ----------     ----------     ----------

TOTAL EXPENDITURES                   39,847        207,385         90,809      1,626,787
                                 ----------     ----------     ----------     ----------

EXCESS EXPENSES OVER PAYMENTS
  TO VESC ($)                       (39,576)      (182,579)       (65,616)    (1,301,497)
                                 ==========     ==========     ==========     ==========

      To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, the U.S. Government Money Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Act. Fees paid by the Funds under the Plan will be used for servicing and/or distribution expenses incurred only during the applicable year. Additionally, Emerging Markets Fund (Class A and C), Global Hard Assets Fund (Class A and C) and International Investors Gold Fund (Class A and C) have also adopted a Plan which provides for the compensation of brokers and dealers who sell shares of these Funds or provide servicing. Emerging Markets Fund (Class A and C), Global Hard Assets Fund (Class A and C) and International Investors Gold Fund (Class A and C) Plans are compensation-type plans with a carry-forward provision, which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. For the periods prior to April 30, 2004 the Distributor has agreed with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated, unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

      Pursuant to the Plans, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

      The Plans were last reapproved for all Funds, by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on each such plan on April 23, 2003. The Plan was approved by shareholders of the U.S. Government Money Fund on January 23, 1987; Emerging Markets Fund (Class A) on December 17, 1993; and International Investors Gold Fund on April 15, 1999.

      A Plan shall continue in effect as to each Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Funds, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Most obligations in which the U.S. Government Money Fund invests are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

      In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the full range and quality of the broker-dealer's services; the value of brokerage and research services provided; confidentiality; the responsiveness, reputation, reliability and experience of the broker-dealer; and the reasonableness of any commissions or spreads.

      In addition, the Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser, under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses such as transfer agency, printing or other expenses. The services of the broker-dealer must be comparable to those of other qualified broker-dealer.

      The Adviser may select an affiliated broker-dealer to effect transactions for the Funds. When an affiliate of the Adviser effects transactions for a Fund, additional procedures adopted by the Board of the Trustees in accordance with Rule 17e-1 under the Act are followed. The Board of Trustees, including a majority of the Trustees who are not interested persons, determines no less frequently than quarterly that all transactions effected by affiliated broker-dealers during the preceding quarter were effected in compliance with such procedures.


      The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined in good faith by the Adviser that such commission is reasonable in relation to the value of the brokerage and/or research services, as defined in Section 28(e) of the Securities Exchange Act of 1934, which have been provided. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Such research services may include, without limitation: a wide variety of written reports on individual companies and industries of particular interest, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts and leading economists; comparative performance evaluation and technical measurement services; economic advice; quotation services and equipment; services from recognized experts on investment matters of particular interest to Adviser for its clients; advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; analytical and statistical services; proxy voting data; financial, industry and trade publications; news and information services; research-oriented computer hardware, software, databases and services; and other data, information, services, products and materials which assist the Adviser in performance of its investment responsibilities. Such services may be provided by broker-dealers which execute portfolio transactions for the Funds or by third parties with which these broker-dealers have arrangements. Soft dollar arrangement may also include services which are subject to "mixed use" both for research purposes as well as for non-research purposes. In such cases, the determination of such allocation is made by the Adviser in good faith based upon its review of the usage of each product. The Adviser reimburses the soft dollar broker for the non-research portion of the product or service. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under the relevant Advisory Agreement with the Trust. Any particular research service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such research service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant potion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such research service was obtained.

      The Funds and the Adviser may also receive research services from underwriters and dealers in fixed-price offerings, which research services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.


      For the fiscal year ended December 31, 2003, the Emerging Markets Fund paid $185,958, the Global Hard Assets Fund paid $116,599 and the International Investors Gold Fund paid $2,627,256 in commissions to broker dealers providing some research services to Adviser or its affiliates representing 99%, 96% and 81%, respectively, of the total commissions paid by such Funds.


      The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund for the year ended December 31, none of such amounts are paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds. The U.S. Government Money Fund did not pay brokerage commissions.

FUND (FISCAL YEAR END)


                                                                        2003
                                                                     COMMISSIONS
                                                                     -----------
Emerging Markets Fund (Class A)                                        $187,893
Global Hard Assets Fund (Class A, B and C)                             $121,304
International Investors Gold Fund (Class A)                          $3,251,296


                                                                        2002
                                                                     COMMISSIONS
                                                                     -----------
Emerging Markets Fund (Class A)                                         $68,071
Global Hard Assets Fund (Class A, B and C)                             $242,874
International Investors Gold Fund (Class A)                          $6,992,405

                                                                        2001
                                                                     COMMISSIONS
                                                                     -----------
Emerging Markets Fund (Class A)                                         $57,655
Global Hard Assets Fund (Class A, B and C)                             $301,239
International Investors Gold Fund (Class A)                            $779,660



      The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.


      Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser, or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such simultaneous purchases or sales insofar as feasible among its several clients or the clients of its affiliates according to formulae and in a manner it deems equitable to each client. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


      Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds [or other investment companies sponsored by the Adviser] as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


      While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions.


      The annual portfolio turnover rate of the Emerging Market Fund may exceed 100% and International Investors Gold Fund may exceed 800%. Due to the high rate of turnover, the Funds may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year. In addition, since the Funds may have a high rate of portfolio turnover, the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

      The Adviser and related persons may from time to time, buy and sell for their own accounts, securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts, a Code of Ethics has been adopted by the Adviser, which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days, or if the security has been purchased or sold or recommended for purchase or sale by a client account, it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security, or the activity is of such a nature that it does not present the dangers or potential for abuses or likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.


PROXY VOTING POLICIES AND PROCEDURES

Starting on September 1, 2004, the Fund's proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at HTTP://WWW.VANECK.COM and on the SEC's website at HTTP://WWW.SEC.GOV.

Proxies for the Funds' portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information.


POTENTIAL CONFLICTS OF INTEREST


      The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Global Hard Assets Fund. Additionally, VEARA serves as the general partner of Long/Short Gold Portfolio Ltd., Hard Assets Portfolio Ltd. and Multi-Strategy Partners L.P., each a Delaware private investment partnership, as well as Hard Asset Partners L.P. (together the "Private Funds"). VEARA is a wholly-owned subsidiary of Van Eck Associates Corp. The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

      When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales.In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser.


TRUSTEES AND OFFICERS

      The Trustees and Officers of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below. The Board of Trustees is responsible for supervising the operation of the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Funds.


      During the 2003 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, and Richard D. Stamberger. This Committee met two times in 2003. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent auditors and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

      During the 2003 fiscal year, the members of the Corporate Governance Committee were Jeremy H. Biggs, Richard C. Cowell, Philip D. DeFeo, David J. Olderman, Ralph F. Peters, and Richard D. Stamberger. This Committee did not meet in 2003. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters.

      During the 2003 fiscal year, the members of the Executive Committee were John C. van Eck, Jan F. van Eck, Derek S. van Eck and Ralph F. Peters. This Committee did not meet in 2003. The duties of this Committee are to exercise the general powers of the Board of Trustees between meetings of the Board.

------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S      POSITION(S)     TERM OF     PRINCIPAL                         NUMBER OF     OTHER
NAME, ADDRESS(1)         HELD            OFFICE(2)   OCCUPATION(S)                     PORTFOLIOS    DIRECTORSHIPS
AND DATE OF BIRTH        WITH FUND       AND         DURING PAST                       IN            HELD:
                                         LENGTH OF   FIVE YEARS                        FUND COMPLEX
                                         TIME                                          OVERSEEN BY
                                         SERVED                                        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------
John C. van Eck(3)+      Chairman        Since       Chairman, Van Eck Associates      10            Chairman of the
(9/15/15)#               and             1985        Corporation and former Director                 Board and President
                         Trustee                     of Van Eck Securities                           of two other investment
                                                     Corporation                                     companies advised by the
                                                                                                     Adviser
------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck(3)        Trustee         Since       Director, Van Eck Associates      10            Trustee of two other
(9/26/63)#*                              2000        Corporation; President and                      investment companies
                                                     Director, Van Eck Securities                    advised by the Adviser
                                                     Corporation and other
                                                     affiliated companies; President
                                                     and Director, Van Eck Capital,
                                                     Inc.; President and Director,
                                                     Van Eck Absolute Return
                                                     Advisers Corporation; Director,
                                                     Greylock Capital Associates LLC
------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck(3)      Trustee         Since       President of Worldwide Hard       10            Trustee of two other
(9/16/64)#*                              1999        Assets Fund series and the                      investment companies
                                                     Worldwide Real Estate Fund                      advised by the Adviser
                                                     series of Van Eck Worldwide
                                                     Insurance Trust and the Global
                                                     Hard Assets Fund series of Van
                                                     Eck Funds; Executive Vice
                                                     President and Director, Global
                                                     Investments; President and
                                                     Director of Van Eck Associates
                                                     Corporation; Executive Vice
                                                     President and Director, Van Eck
                                                     Securities Corporation and
                                                     other affiliated companies;
                                                     Director, Greylock Capital
                                                     Associates LLC
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S      POSITION(S)     TERM OF     PRINCIPAL                         NUMBER OF     OTHER
NAME, ADDRESS(1)         HELD            OFFICE(2)   OCCUPATION(S)                     PORTFOLIOS    DIRECTORSHIPS
AND DATE OF BIRTH        WITH FUND       AND         DURING PAST                       IN            HELD:
                                         LENGTH OF   FIVE YEARS                        FUND COMPLEX
                                         TIME                                          OVERSEEN BY
                                         SERVED                                        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------
Jeremy H. Biggs+         Trustee         Since       Vice President, Director and      10            Chairman, Davis Funds
(8/16/35)                                1990        Chief Investment Officer,                       Group; Treasurer and
                                                     Fiduciary Trust Company                         Director, Royal Oak
                                                     International                                   Foundation; Director,
                                                                                                     Union Settlement
                                                                                                     Association; First Vice
                                                                                                     President, Trustee
                                                                                                     andChairman, Finance
                                                                                                     Committee, St. James
                                                                                                     School; Trustee of two
                                                                                                     other investment
                                                                                                     companies advised by the
                                                                                                     Adviser
------------------------------------------------------------------------------------------------------------------------------
Richard C. Cowel(l)      Trustee         Since       Private investor                  10            Director, West Indies &
(6/13/27)P.++                            1985                                                        Caribbean Development
                                                                                                     Ltd.; Trustee of two
                                                                                                     other investment
                                                                                                     companies advised by the
                                                                                                     Adviser
------------------------------------------------------------------------------------------------------------------------------
Philip D. DeFeo+         Trustee         Since       Chairman, Pacific Stock Exchange  10            Trustee of another
(4/11/46)                                1998                                                        investment company
                                                                                                     advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------
David J. Olderman        Trustee         Since 1994  Private investor                  10            Trustee of two other
(8/19/35)P.++                                                                                        investment companies
                                                                                                     advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------
Ralph F. Peters          Trustee         Since       Private investor                  10            Trustee of two other
(3/21/29)P.++                            1987                                                        investment companies
                                                                                                     advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S      POSITION(S)     TERM OF     PRINCIPAL                         NUMBER OF     OTHER
NAME, ADDRESS(1)         HELD            OFFICE(2)   OCCUPATION(S)                     PORTFOLIOS    DIRECTORSHIPS
AND DATE OF BIRTH        WITH FUND       AND         DURING PAST                       IN            HELD:
                                         LENGTH OF   FIVE YEARS                        FUND COMPLEX
                                         TIME                                          OVERSEEN BY
                                         SERVED                                        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger    Trustee         Since 1994  President and CEO, SmartBrief.    10            Partner and Co-founder,
(5/25/59)P.++                                        com                                             Quest Partners, LLC;
                                                                                                     Executive Vice
                                                                                                     President, Chief
                                                                                                     Operating Officer and
                                                                                                     Director of NuCable
                                                                                                     Resources Corporation;
                                                                                                     Trustee of two other
                                                                                                     investment companies
                                                                                                     advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S       POSITION(S) HELD         TERM OF OFFICE(2)    PRINCIPAL OCCUPATIONS DURING PAST FIVEYEARS
ADDRESS(1)                WITH FUND                AND LENGTH
AND DATE OF BIRTH                                  OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------
Alex W. Bogaenko          Officer                  Since 1997            Director of Portfolio Administration, Van Eck
(4/13/63)                                                                Associates Corporation and Van Eck Securities
                                                                         Corporation; Officer of two other investment
                                                                         companies advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------
Charles T.Cameron         Officer                  Since 1996            Director of Trading, Van Eck Associates Corporation;
(3/30/62)                                                                Co-Portfolio Manager, Worldwide Bond Fund Series;
                                                                         Officer of another investment company advised by the
                                                                         Adviser
------------------------------------------------------------------------------------------------------------------------------
Thomas H.Elwood+          Vice President  and      Since 1998            Vice President, Secretary and General Counsel, Van
(8/11/47)                 Secretary                                      Eck Associates Corporation, Van Eck Securities
                                                                         Corporation and other affiliated companies; Officer
                                                                         of two other investment companies advised by the
                                                                         Adviser
------------------------------------------------------------------------------------------------------------------------------
Gregory F. Krenzer (31)   Officer                  Since 1998            President, Van Eck U.S. Government Money Fund;
                                                                         Portfolio Manager, U.S. Government Money Fund;
                                                                         Co-Portfolio Manager, Worldwide Bond Fund Series
------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley          Vice President           Since 1988            Vice President, Van Eck Associates Corporation; Vice
(1/21/55)                                                                President, Mutual Fund Operations, Van Eck
                                                                         Securities Corporation; Officer of two other
                                                                         investment companies advised by the Adviser
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S       POSITION(S) HELD         TERM OF OFFICE(2)    PRINCIPAL OCCUPATIONS DURING PAST FIVEYEARS
ADDRESS(1)                WITH FUND                AND LENGTH
AND DATE OF BIRTH                                  OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith            Vice President and       Since 1985            Senior Vice President and Chief Financial Officer,
(3/15/55)                 Controller                                     Van Eck Associates Corporation, Van Eck Securities
                                                                         Corporation and other affiliated companies; Officer
                                                                         of two other investment companies advised by the
                                                                         Adviser
------------------------------------------------------------------------------------------------------------------------------

----------
(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each Trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

(3) Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck.

# An "interested person" as defined in the 1940 Act. John C. van Eck, Jan F. van Eck and Derek S. van Eck are interested trustees as they own shares and are on the Board of Trustees of the investment adviser.

* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

++    Member of the Corporate Governance Committee.

P. Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

+ The following Board members have resigned: Mr. Biggs, as of October 17, 2003; Mr. DeFeo, as of November 17, 2003; Mr. John C. van Eck, as of December 31, 2003; and Mr. Elwood, as of January 29, 2004.


TRUSTEE SHARE OWNERSHIP


                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                             IN ALL REGISTERED INVESTMENT COMPANIES
                                  DOLLAR RANGE OF                      OVERSEEN BY TRUSTEE
NAME OF TRUSTEE           EQUITY SECURITIES IN THE FUND*         FAMILY OF INVESTMENT COMPANIES
---------------           ------------------------------         ------------------------------
John C. van Eck                 IIGF - Over $100,000                      Over $100,000
                               USGMF - Over $100,000
                                 EMF - Over $100,000
                                GHAF - Over $100,000
Jan F. van Eck             USGMF - $10,001 - $50,000                      Over $100,000
                                 EMF - Over $100,000
                            GHAF - $10,001 - $50,000
Derek S. van Eck            IIGF - $10,001 - $50,000                      Over $100,000
                               USGMF - Over $100,000
                             EMF - $10,001 - $50,000
                                GHAF - Over $100,000
Jeremy H. Biggs             EMF - $10,001 - $50,000                     $10,001 - $50,000
                            GHAF - $10,001 - $50,000
Ralph F. Peters                 IIGF - $1 -  $10,000                    $10,001 - $50,000
                           EMF - $10,001 - $50,000
                               GHAF - $1 - $50,000
David J. Olderman                                0                            None
Richard D. Stamberger                            0                            None
Richard C. Cowell                                0                            None
Philip D. DeFeo                                  0                            None

*IIGF - International Investors Gold Fund, USGMF - U.S. Government Money Fund, EMF - Emerging Markets Fund, GHAF - Global Hard Assets Fund.

2003 COMPENSATION TABLE

                                   AGGREGATE                PENSION OR RETIREMENT           TOTAL COMPENSATION
NAME OF PERSON                   COMPENSATION             BENEFITS ACCRUED AS PART          FROM FUND AND FUND
POSITION                           FROM FUND                  OF FUND EXPENSES         COMPLEX (A) PAID TO TRUSTEES
--------                         ------------             ------------------------     ----------------------------
INTERESTED
John C. van Eck                       $0                             $0                             $0
Jan F. van Eck                        $0                             $0                             $0
Derek S. van Eck                      $0                             $0                             $0

INDEPENDENT
Jeremy H. Biggs                       --                           $11,056                        $23,250
Richard C. Cowell                   $18,430                          --                           $38,000
Philip D. DeFeo                       --                           $11,912                        $23,250
David J. Olderman                   $18,430                          --                           $38,000
Ralph F. Peters                     $16,357                          --                           $33,500
Richard D. Stamberger               $13,823                        $4,608                         $38,000


--------------------------------------------------------------------------------
(a) The term "fund complex" refers to the Funds of the Trust and the series of the Van Eck Worldwide Insurance Trust, which are also managed by the Adviser. The Trustees are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.


      As of March 31, 2004, all of the Trustees and Officers of the Trust as a group owned the number of shares indicated of each Fund: 3,398,162.155 shares of Emerging Markets Fund (Class A), equal to approximately 2.19% of shares outstanding; 12,603,137.868 shares of U.S. Government Money Fund, equal to approximately 11.10% of shares outstanding; 25,498,453.603 shares of International Investors Gold Fund (Class A), equal to approximately 1.50% of shares outstanding. As of March 31, 2004, all of the Trustees and Officers as a group owned less than 1% of shares outstanding of each of the other Funds and Classes.

      As of March 31, 2004, the following persons owned of record 5% or more of the shares of the Fund(s) indicated below.

INTERNATIONAL INVESTORS GOLD FUND (CLASS A)
-------------------------------------------
MLPF&S for the Sole Benefit of its                         6.27%
Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

INTERNATIONAL INVESTORS GOLD FUND (CLASS C)
-------------------------------------------
MLPF&S for the Sole Benefit of its                        33.45%
Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                             5.48%
333 West 34th Street, 3rd Floor
New York, NY 10001-2402

U.S. GOVERNMENT MONEY FUND
-------------------------------------------
Van Eck Associates Corp.                                  11.21%
99 Park Avenue, 8th Floor
New York, NY 10016-1601

John C. van Eck, Jr. and
Sigrid S. Van Eck, JTWROS                                  7.17%
99 Park Avenue, 8th Floor
New York, NY 10016-1601

EMERGING MARKETS FUND (CLASS A)
-------------------------------------------
MLPF&S for the Sole Benefit                                9.03%
of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.                                 5.12%
Special Custody Acct. FEBO
Customers Inst'l OneSource
Attn: Mutual Funds
101 Montgomery Stret
San Francisco, CA  94104-4122

EMERGING MARKETS FUND (CLASS C)
-------------------------------------------
MLPF&S for the Sole Benefit                               47.59%
of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6484

GLOBAL HARD ASSETS FUND (CLASS A)
-------------------------------------------
Stichting Kas Giro                                        11.24%
Beleggingsrekening
FBO Stichting Vermogensgiro
Beleggingsrekening
P.O. Box 24001, Dept. 24893
1000 DB Amsterdam, Netherlands

MLPF&S for the Sole Benefit                                7.96%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246-6484

Muir & Co.                                                10.14%
c/o Frost National Bank
P.O. Box 2479
San Antonio, TX 78298-2479

GLOBAL HARD ASSETS (CLASS C)
-------------------------------------------
MLPF&S for the Sole Benefit                               22.89%
of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                             5.22%
333 West 34th Street, 3rd Floor
New York, NY 10001-240


VALUATION OF SHARES


      The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.


      Dividends paid by a Fund with respect to Class A and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A and Class C shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.


      Shares of International Investors Gold Fund-A, Global Hard Assets Fund-A, and Emerging Markets Fund-A are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Shares of the U.S. Government Money Fund are sold without a sales charge.


      Set forth below is an example of the computation of the public offering price for shares of the International Investors Gold Fund-A, Global Hard Assets Fund-A and Emerging Markets Fund-A on December 31, 2003, under the then-current maximum sales charge:

                                      INTERNATIONAL       GLOBAL        EMERGING
                                        INVESTORS          HARD          MARKETS
                                       GOLD FUND-A       ASSETS-A        FUND-A
                                      -------------      --------       --------


Net asset value and repurchase          $11.64            $18.19           $8.49
  price per share on $.001 par
  value capital shares outstanding

Maximum sales charge (as
  described in the Prospectus)            0.71              1.11            0.52

Maximum offering price per share        $12.35            $19.30           $9.01

      In determining whether a deferred sales charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first from any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), Class C shares held for over one year and shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares held longest during the applicable period.


      The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price, unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

      Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Events affecting the value of such securities and such exchange rates often occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events affecting the value of such securities occur during such period, such that the closing price does not reflect the value of such securities, then these securities will be valued at their fair value.

                           U.S. GOVERNMENT MONEY FUND

      It is the policy of the U.S. Government Money Fund to use its best efforts to maintain a constant per share price equal to $1.00.

      The portfolio instruments of the U.S. Government Money Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's per share net asset value at $1.00 are permitted by a rule adopted by the Securities and Exchange Commission. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

EXCHANGE PRIVILEGE

      Class A and Class C shareholders of a Fund may exchange their shares for shares of the same class of other funds in the Van Eck Global Family of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company ("SSBT"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

      The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.


      By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

INVESTMENT PROGRAMS

      DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Funds, except for U.S. Government Money Fund, will occur on a date selected by the Board of Trustees. Reinvestment of U.S. Government Money Fund will occur on the last day of the month.

      AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the Funds and purchase full and fractional shares of another Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class C shares.

      An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

      The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days' notice to DST.

      AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

      An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

      The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days' notice to DST.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. This Plan is not available to Class C shareholders. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Funds.

      In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

      Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

      Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

      Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

      The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

      The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.


SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

      Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge.


TAXES

TAXATION OF THE FUND--IN GENERAL

      Each of the Funds intends to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

      As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

      Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

      ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Funds may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

      Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

      OPTIONS AND FUTURES TRANSACTIONS. Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

      FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed non-equity options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Funds may elect short term capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

TAXATION OF THE SHAREHOLDERS


      Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), ordinary income distributions relating to dividend income received by a Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. A Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.


      Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

      Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

      If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.


      Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

      The Funds may be required to withhold federal income tax at a current rate of 30% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder's individual federal income tax return.


      The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.

REDEMPTIONS IN KIND

      Each Fund has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

PERFORMANCE


                           U.S. GOVERNMENT MONEY FUND


      The U.S. Government Money Fund may advertise performance in terms of yield based on a seven-day yield or an effective yield. Seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

      Effective yield quotation is based on the seven days ended on the date of the calculation and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^(365/7)]-1 with the resulting yield figure carried to at least the nearest hundredth of one percent.

      In calculating yield or effective yield quotations, the net change in an account value includes: (a) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; (b) all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. The calculation excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

      The seven day average yield and average thirty-day effective yield for the U.S. Government Money Fund at December 31, 2003 was 4.55% and 1.06%, respectively.


               EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND
                       INTERNATIONAL INVESTORS GOLD FUND.

      The above Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)^n  = ERV

           Where:    P =    hypothetical initial payment of $10,000
                     T =    average annual total return
                     n =    number of years
                     ERV =  ending redeemable value of a hypothetical $10,000
                            payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

      The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $10,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. Certain expenses were subsidized/waived; returns would be lower without those reimbursements.

      Average Annual Total Return for the Period ended December 31, 2003 (after maximum sales charge).


FUND                                                1 YEAR              5 YEARS          10 YEARS              LIFE
----                                                ------              -------          --------              ----
Emerging Markets Fund (Class A)                      64.86%             -1.39%              4.86%               4.84%
Emerging Markets Fund (Class C)                       n/a                n/a                 n/a               13.11%*
Global Hard Assets Fund (Class A)                    34.24%             10.74%               n/a                9.15%
Global Hard Assets Fund (Class C)                    39.72%             11.17%               n/a                9.31%
International Investors Gold Fund (Class A)          35.90%             16.36%             -0.18%               9.97%
International Investors Gold Fund (Class C)           n/a                n/a                 n/a               24.11%*

*Not annualized. Inception date was October 3, 2003.


      The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                  YIELD = 2[((A-B)/(CD) + 1)^(6) - 1]


        Where:    A  =    dividends and interest earned during the period
                  B  =    expenses accrued for the period (net of reimbursement)
                  C  =    the average daily number of shares outstanding during
                          the period that was entitled to receive dividends
                  D  =    the maximum offering price per share on the last day
                          of the period after adjustment for payment of dividends within 30 days thereafter

      The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                  [(B-A)/A](100) = ATR

        Where:    A =    initial investment
                  B =     value at end of period
                  ATR =   aggregate total return

      The calculation assumes the maximum sales charge is deducted from the initial $10,000 payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. Certain expenses were subsidized/waived; returns would be lower without those reimbursements.

      Aggregate Total Return for the period ended December 31, 2003 (after maximum sales charge).


FUND                                                1 YEAR              5 YEARS          10 YEARS              LIFE
----                                                ------              -------          --------              ----
Emerging Markets Fund (Class A)                      64.86              -6.75               60.69              60.69
Emerging Markets Fund (Class C)                       n/a                n/a                 n/a               13.11%*
Global Hard Assets Fund (Class A)                    34.24              66.51                n/a              122.99
Global Hard Assets Fund (Class C)                    39.72              69.81                n/a              126.07
International Investors Gold Fund (Class A)          35.90             113.31               -1.75           9,460.56
International Investors Gold Fund (Class C)           n/a                n/a                 n/a               24.11%*

*Inception date was October 3, 2003.


      Average Annual Total Return (After Taxes on Distributions) Quotation. For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

               P(1+T)^n  = ATV(D)

      Where:   P =   a hypothetical initial payment of $10,000.
         T =         average annual total return (after taxes on distributions).
         n =         number of years.
    ATV(D) =         ending value of a hypothetical $10,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

      Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation. For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

     P(1+T)^n = ATV(DR)

     Where: P =        a hypothetical initial payment of $10,000.
            T =        average annual total return (after taxes on distributions
                       and redemptions).
            n =        number of years.
            ATV(DR) =  ending value of a hypothetical $10,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

ADVERTISING PERFORMANCE


      As discussed in the Funds' Prospectus, the Funds may quote performance results from recognized publications which monitor the performance of mutual funds, and the Funds may compare their performance to various published historical indices. These publications are listed in Part C of the Appendix. In addition, the Funds may quote and compare their performance to the performance of various economic and market indices and indicators, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average, the NASDAQ Composite Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Emerging Markets Free Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Goldman Sachs Commodities Index, Goldman Sachs Natural Resources Index, NAREIT Equity Index, Morgan Stanley REIT Index, Financial Times Gold Mine Index, Philadelphia Stock Exchange Gold and Silver (XAU) Index, Citigroup World Government Bond Index, and GDP data. Descriptions of these indices are provided in Part B of the Appendix.

DESCRIPTION OF THE TRUST

      The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, four series of the Trust are being offered, which shares constitute the interests in Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund.

      The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund are classified as non-diversified funds under the 1940 Act. U.S. Government Money Fund is a diversified fund. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

      Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Amended and Restated Master Trust Agreement ("Master Trust Agreement"), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shares of each Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

      Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.


ADDITIONAL INFORMATION

      CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the custodian of the Trust's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

      Transfer Agent. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

      Independent Auditors. Ernst & Young LLP, Five Times Square, New York, NY 10036 serves as independent auditors for the Trust.

      Counsel. Goodwin Procter, LLP, Exchange Place, Boston, MA 02109 serves as counsel to the Trust.


FINANCIAL STATEMENTS

      The financial statements for the fiscal year ended December 31, 2003 of Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund are hereby incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

APPENDIX A: PROXY VOTING POLICIES


ADOPTED JULY 30, 2003

INTRODUCTION

      Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to requiring advisers to maintain certain proxy voting records. Both Rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

      When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

I.    RESOLVING MATERIAL CONFLICTS OF INTEREST.

      A. A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company; a portfolio company that is a significant selling agent of Van Eck's products and services; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

      B. Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

            i. Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

            ii. Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

            iii. The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

            iv. Any deviations form the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

II.   VOTING CLIENT PROXIES.

      A. The portfolio manager or analyst covering the security is responsible for making voting decisions.

      B. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that proxies are timely voted.


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DISCLOSURE TO CLIENTS

      A.    Notification of Availability of Information

            i. Client Brochure. The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted.

            ii. The Client Brochure or Part II of Form ADV will be mailed to each client annually in June of each year.

            iii. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

      B.    Availability of Proxy Voting Information

            i. Hard Copy. At the client's request or if the information is not available on VEAC's website, hard copy will be mailed to each client.

            ii. Internet. Proxy voting information will be available to each client on VEAC's website at vaneck.com. Information with respect to each client account will be accessible by the client.

      C. Mutual Fund Shareholders. Each mutual fund shareholder will be given access to his or her fund's voting record. Availability of Proxy Voting Policies and Procedures. These policies and procedures will be included in the Client Brochure or Part II of Form ADV. These policies and procedures will be provided to clients upon request.

RECORDKEEPING REQUIREMENTS

A. VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

            --    proxy statements received;

            --    exchange ticker symbol of the portfolio security;

            -- CUSIP, CEDOL or other identifying number for the portfolio security;

            --    shareholder meeting date;

            --    brief identification of the matter voted on;

            -- whether the matter was proposed by the issuer or by a shareholder;

            --    whether a vote was cast on the matter;

            -- how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            -- whether the vote was cast for or against management. Records of written client requests;

            -- records of written responses from VEAC to either written or oral client requests; and

            -- any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision.

B. Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

C. Proxy voting records will be maintained in all easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.


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PROXY VOTING GUIDELINES

I. THE BOARD OF DIRECTORS

A.    DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

      Vote on a case-by-case basis for director nominees, examining the following factors:

            o long-term corporate performance record relative to a market index;

            o     composition of board and key board committees;

            o     nominee's investment in the company;

            o     whether a retired CEO sits on the board; and

            o     whether the chairman is also serving as CEO.

      In cases of significant votes and when information is readily available, we also review:

            o     corporate governance provisions and takeover activity;

            o     board decisions regarding executive pay;

            o     director compensation;

            o     number of other board seats held by nominee; and

            o     interlocking directorships.

B.    CHAIRMAN AND CEO ARE THE SAME PERSON

            o Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.    MAJORITY OF INDEPENDENT DIRECTORS

      Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

      Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.    STOCK OWNERSHIP REQUIREMENTS

      Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.    TERM OF OFFICE

      Vote against shareholder proposals to limit the tenure of outside directors.

F.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

      Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

      Vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

      Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.


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

G.    DIRECTOR NOMINEES IN CONTESTED ELECTIONS

      Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

            o long-term financial performance of the target company relative to its industry;

            o     management's track record;

            o     background to the proxy contest;

            o qualifications of director nominees (both slates); o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

            o     stock ownership positions.

H.    BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

      Vote against proposals to classify the board.

      Vote for proposals to repeal classified boards and to elect all directors annually.

I.    SHAREHOLDER ABILITY TO REMOVE DIRECTORS

      Vote against proposals that provide that directors may be removed only for cause.

      Vote for proposals to restore shareholder ability to remove directors with or without cause.

      Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.    SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

      Vote for proposals that seek to fix the size of the board.

      Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

II.   PROXY CONTESTS

A.    REIMBURSE PROXY SOLICITATION EXPENSES

      Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

III.  AUDITORS

RATIFYING AUDITORS

      Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

      Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

IV.   SHAREHOLDER VOTING AND CONTROL ISSUES

A.    CUMULATIVE VOTING

      Vote against proposals to eliminate cumulative voting.

      Vote for proposals to permit cumulative voting.


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

B.    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

      Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

      Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote for proposals to allow or make easier shareholder action by written consent.

POISON PILLS

      Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

      Vote on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISION

      Vote on a case-by-case basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

      Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

GREENMAIL

      Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

      Vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

      Vote on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

      Vote against dual class exchange offers.

      Vote against dual class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

      Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


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

WHITE SQUIRE PLACEMENTS

      Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

CONFIDENTIAL VOTING

      Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

      Vote for management proposals to adopt confidential voting.

EQUAL ACCESS

      Vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

      Vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

SHAREHOLDER ADVISORY COMMITTEES

      Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

V.    CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

      Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

      Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.    STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

      Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.    REVERSE STOCK SPLITS

      Vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.    BLANK CHECK PREFERRED AUTHORIZATION

      Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


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

      Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

      Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.    SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

      Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.    ADJUST PAR VALUE OF COMMON STOCK

      Vote for management proposals to reduce the par value of common stock.

G.    PREEMPTIVE RIGHTS

      Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.    DEBT RESTRUCTURINGS

      Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

            o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

            o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

            o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

      Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.    SHARE REPURCHASE PROGRAMS

      Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VI.   EXECUTIVE COMPENSATION

      In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

      In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

      Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

      Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.


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

A.    OBRA-RELATED COMPENSATION PROPOSALS

      AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
FEATURES

      Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

      AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

      AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

      APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OKRA.

B.    SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

      Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

      Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

      Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C.    GOLDEN AND TIN PARACHUTES

      Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

      Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

D.    EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

      Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

E.    401(K) EMPLOYEE BENEFIT PLANS

      Vote for proposals to implement a 401(k) savings plan for employees.

VII. STATE OF INCORPORATION

A.    VOTING ON STATE TAKEOVER STATUTES

      Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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

B.    VOTING ON REINCORPORATION PROPOSALS

      Vote on a case-by-case basis proposals to change a company's state of incorporation.

VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

      Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

            o     anticipated financial and operating benefits;

            o     offer price (cost vs. premium);

            o     prospects of the combined companies;

            o     how the deal was negotiated; and

            o changes in corporate governance and their impact on shareholder rights.

B.    CORPORATE RESTRUCTURING

      Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.    SPIN-OFFS

      Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.    ASSET SALES

      Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.    LIQUIDATIONS

      Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.    APPRAISAL RIGHTS

      Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.    CHANGING CORPORATE NAME

      Vote on a case by case basis proposal to change.

IX.   MUTUAL FUND PROXIES

A.    ELECTION OF TRUSTEES

      Vote on trustee nominees on a case-by-case basis.

B.    INVESTMENT ADVISORY AGREEMENT

      Vote on investment advisory agreements on a case-by-case basis.


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

C.    FUNDAMENTAL INVESTMENT RESTRICTIONS

      Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.    DISTRIBUTION AGREEMENTS

      Vote on distribution agreements on a case-by-case basis.

X.    SOCIAL AND ENVIRONMENTAL ISSUES

      In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

      In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

      In determining our vote on shareholder social and environmental proposals, we also analyze the following factors

            o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

            o     the percentage of sales, assets and earnings affected;

            o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;

            o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

            o whether the company's analysis and voting recommendation to shareholders is persuasive;

            o     what other companies have done in response to the issue;

            o whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

            o whether the subject of the proposal is best left to the discretion of the board.

      The following list includes some of the social and environmental issues to which this analysis is applied:

            o     energy and environment



            o     military business

            o     maquiladora standards and international operations policies

            o     world debt crisis

            o     equal employment opportunity and discrimination

            o     animal rights

            o     product integrity and marketing

            o     human resources issues




      We will abstain from voting on shareholder proposals that do not provide information sufficient for us to make an informed decision.



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APPENDIX B: RATINGS


CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:


Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:


AAA--An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B' 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'BB' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C--The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

R--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. --Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES ITS PREFERRED STOCK RATINGS AS:


aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION DESCRIBES ITS PREFERRED STOCK RATINGS AS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to play the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stocks rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.


SHORT-TERM DEBT RATINGS

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:


Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges, high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected be external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.


DESCRIPTION OF STANDARD & POOR'S SHORT-TERM DEBT RATINGS:


A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated `A-1'.

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions for short-term adversities.

C--This rating is assigned to short-term obligations with a doubtful capacity for payment.


D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

APPENDIX C: MARKET DESCRIPTIONS

      The publications and services from which the Funds will quote performance are: Bloomberg Financial Services, Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard, Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Mining Journal, Weekly Stock Charts-Canadian Resources, Jeweler's Circular Keystone, Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.


MARKET INDEX DESCRIPTIONS


      STANDARD & POOR'S (S&P) 500 INDEX: Consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

      DOW JONES INDUSTRIAL AVERAGE: A price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

      NASDAQ COMPOSITE INDEX: A broad-based capitalization weighted index of all Nasdaq national market and small-cap stocks.

      MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (US $TERMS): A market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.


      MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX: A market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

      MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (US $TERMS): An arithmetic, market value-weighted Index that monitors the performance of stocks from Europe, Asia and the Far East. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

      GOLDMAN SACHS COMMODITIES INDEX: A composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment.

      GOLDMAN SACHS NATURAL RESOURCES INDEX: A modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

      NAREIT EQUITY INDEX: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortgages REITs.

      MORGAN STANLEY REIT INDEX: A capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

      THE CITIGROUP WORLD PROPERTY INDEX: Made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

      THE FINANCIAL TIMES GOLD MINE INDEX: A market capitalization-weighted global index of gold-mining shares.


      THE PHILADELPHIA STOCK EXCHANGE GOLD AND SILVER (XAU) INDEX: A capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.




      CITIGROUP WORLD GOVERNMENT BOND INDES (US $TERMS): A market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least U.S. $20 billion and Euro 15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.


      GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the United States in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and
(4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars.

                                     PART C
                                OTHER INFORMATION

ITEM 22.          EXHIBITS.



(a)  (1)   Amended and Restated Master Trust Agreement. (1)

     (2)   Amendment No. 1 to Amended and Restated Master Trust Agreement. (1)

     (3)   Amendment No. 2 to Amended and Restated Master Trust Agreement. (1)

     (4)   Amendment No. 3 to Amended and Restated Master Trust Agreement. (1)

     (5)   Amendment No. 4 to Amended and Restated Master Trust Agreement. (1)

     (6)   Amendment No. 5 to Amended and Restated Master Trust Agreement. (1)

     (7)   Amendment No. 6 to Amended and Restated Master Trust Agreement. (1)

     (8)   Amendment No. 7 to Amended and Restated Master Trust Agreement. (1)

     (9)   Amendment No. 8 to Amended and Restated Master Trust Agreement. (1)

     (10)  Amendment No. 9 to Amended and Restated Master Trust Agreement. (1)

     (11) Amendment No. 10 to Amended and Restated Master Trust Agreement. - filed herewith

     (12) Amendment No. 11 to Amended and Restated Master Trust Agreement. - filed herewith

     (13) Amendment No. 12 to Amended and Restated Master Trust Agreement. - filed herewith

     (14)  Amendment No. 13 to Amended and Restated Master Trust Agreement. (3)

     (15) Amendment No. 14 to Amended and Restated Master Trust Agreement. - never executed - N/A

     (16) Amendment No. 15 to Amended and Restated Master Trust Agreement. - filed herewith

     (17) Amendment No. 16 to Amended and Restated Master Trust Agreement. - filed herewith

     (18) Amendment No. 17 to Amended and Restated Master Trust Agreement. - filed herewith

     (19) Amendment No. 18 to Amended and Restated Master Trust Agreement. - filed herewith

     (20) Amendment No. 19 to Amended and Restated Master Trust Agreement. - filed herewith


(b)  By-Laws of Registrant. (1)

(c) Rights of security holders are contained in Articles IV, V and VI of the Registrant's Amended and Restated Master Trust Agreement, as amended, and
     Article 9 of the Registrant's By-Laws, both of which are incorporated by reference above.



(d)  (1)   Advisory Agreement. (1)

     (2) Letter Agreement adding U.S. Government Money Fund to Advisory Agreement. (1)

     (3) Letter Agreement adding International Investors Gold Fund to Advisory Agreement.

     (4)   Advisory Agreement with respect to Global Hard Assets Fund. (1)

     (5)   Advisory Agreement with respect to Emerging Markets Fund.



(e)  (1)   Distribution Agreement. (1)

     (2) Letter Agreement adding U.S. Government Money Fund to Distribution Agreement.

     (3) Letter Agreement adding Class C shares of International Investors Gold Fund to Distribution Agreement. (1)

     (4) Letter Agreement adding Class A and Class C shares of Global Hard Assets Fund to Distribution Agreement. (1)

     (5)   Form of Selling Group Agreement. (1)

(f)  (1)   Simplified Employee Plan. (1)

     (2) Amended Retirement Plan for Self-Employed Individuals, Partnerships and Corporations Using Shares of International Investors Incorporated or the Van Eck Funds. (1)

(g)  Custodian Agreement. (3)

(h)  (1)   Accounting and Administrative Services Agreement. (1)

     (2) Letter Agreement adding International Investors Gold Fund to Accounting and Administrative Services Agreement. (1)

     (3) Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley. (1)

(i)  Opinion and Consent of Counsel. (4)

(j)  (1)   Consent of Independent Accountants - filed herewith

(2)  Powers of Attorney. (3)

(k)  Not Applicable.

(l)  Not Applicable.

(m)  (1)   Plan of Distribution pursuant to Rule 12b-1 for Class A shares. 2

     (2)   Plan of Distribution pursuant to Rule 12b-1 for Class C shares. 1

(n) Multiple Class Plan pursuant to 18f-3. - to be filed by subsequent amendment.

(o)  Reserved.

(p) Code of Ethics of the Registrant, its Investment Adviser and its Principal Underwriter. (2)

---------------
(1) Incorporated by reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 1, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on April 28, 2000.

(3) Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 19, 2001.

(4) Incorporated by reference to Pre-Effective Amendment No. 2 and Post-Effective Amendment Nos. 14 and 15.


ITEM 23.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     Not Applicable.

ITEM 24.   INDEMNIFICATION.

     Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, [insert relevant section of material agreements that contain indemnification provisions for the Trust and its agents].

     The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the

Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 25.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption "Trustees and Officers" in the Registrant's Statement of Additional Information and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21340), both of which are incorporated herein by reference.

ITEM 26.   PRINCIPAL UNDERWRITERS

     (a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust and Van Eck Funds, Inc.

     (b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:


                                                    POSITIONS AND OFFICES WITH         POSITIONS AND OFFICES WITH
   NAME AND PRINCIPAL BUSINESS ADDRESS                     UNDERWRITER                          REGISTRANT
--------------------------------------------- ------------------------------------ -----------------------------------
John C. van Eck                               Director                             None
99 Park Avenue
New York, NY 10016

Jan F. van Eck                                Executive Vice President and         Trustee
99 Park Avenue                                Director
New York, NY 10016

                                                    POSITIONS AND OFFICES WITH         POSITIONS AND OFFICES WITH
   NAME AND PRINCIPAL BUSINESS ADDRESS                     UNDERWRITER                          REGISTRANT
--------------------------------------------- ------------------------------------ -----------------------------------
Sigrid S. van Eck                             Director                             None
99 Park Avenue
New York, NY 10021

Derek S. van Eck                              Director                             Trustee and Executive Vice
99 Park Avenue                                                                     President
New York, NY 10016

Bruce J. Smith                                Vice President, Chief Financial      Vice President and Treasurer
99 Park Avenue                                Officer, Treasurer and Controller
New York, NY 10016

Patricia A. Maxey                             Vice President and Secretary         Vice President, Chief Compliance
99 Park Avenue                                                                     Officer and Secretary
New York, NY 10016

Keith J. Carlson                              President                            President
99 Park Avenue
New York, NY 10016

Susan C. Lashley                              Managing Director, Operations        Vice President
99 Park Avenue
New York, NY 10016


Keith A. Fletcher                             Senior Managing Director             None
99 Park Avenue
New York, NY 10016


     (c)   Not Applicable


ITEM 27.   LOCATION OF ACCOUNTS AND RECORDS.

     The following entities prepare, maintain and present the records required by Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the Rules promulgated thereunder, for the Registrant. These records include records relating to activities of these entities required to be maintained under the 1940 Act, records relating to applicable federal and state tax laws, and records under any other law or administrative rules or procedures applicable to the Registrant. The services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records will be surrendered promptly on request:




Citibank, N.A.
111 Wall Street
New York, New York 10043
(records relating to activities of the custodian and any subcustodian);

Van Eck Associates Corp.
99 Park Avenue 8th Floor
New York, New York 10016
(records relating to activities of the investment adviser and administrator);

Van Eck Securities Corporation,
99 Park Avenue
New York, New York 10016
(records relating to activities of the distributor);

DST Systems, Inc.,
210 West 10th Street, 8th Floor
Kansas City, MO 64105
(records relating to the activities of the transfer agent),


     All other records are maintained at the offices of the Registrant at 99 Park Avenue, New York, NY 10016.



ITEM 28.   MANAGEMENT SERVICES.

     None

ITEM 29.   UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on this 30th day of April 2004.


                                   VAN ECK FUNDS

                                   By: /s/ Patricia A. Maxey
                                       ----------------------------------------
                                       Name: Patricia A. Maxey
                                       Title: Vice President and Secretary


     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 62 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURE                                         TITLE                                      DATE
-----------------------------------------     ---------------------------------------------     ------------------------------
/s/  Patricia A. Maxey                        Vice President and Secretary                      April 30, 2004
-----------------------------------------
Patricia A. Maxey

/s/  Bruce J. Smith                           Chief Financial Officer                           April 30, 2004
-----------------------------------------
Bruce J. Smith

/s/  Richard C. Cowell                        Trustee                                           April 30, 2004
-----------------------------------------
Richard C. Cowell*

/s/  Ralph F. Peters                          Trustee                                           April 30, 2004
-----------------------------------------
Ralph F. Peters*

/s/  David J. Olderman                        Trustee                                           April 30, 2004
-----------------------------------------
David J. Olderman*

/s/  Richard D. Stamberger                    Trustee                                           April 30, 2004
-----------------------------------------
Richard D. Stamberger*

/s/  Derek S. van Eck                         Trustee                                           April 30, 2004
-----------------------------------------
Derek S. van Eck*

               SIGNATURE                                         TITLE                                      DATE
-----------------------------------------     ---------------------------------------------     ------------------------------
/s/  Jan F. van Eck                           Trustee                                           April 30, 2004
-----------------------------------------
Jan F. van Eck*




* By: /s/ Patricia A. Maxey
      --------------------------------------
       Patricia A. Maxey
       Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit
Number     Description
-------    -----------

(a)(11)    Amendment No. 10 to Amended and Restated Master Trust Agreement

(a)(12)    Amendment No. 11 to Amended and Restated Master Trust Agreement

(a)(13)    Amendment No. 12 to Amended and Restated Master Trust Agreement

(a)(16)    Amendment No. 15 to Amended and Restated Master Trust Agreement

(a)(17)    Amendment No. 16 to Amended and Restated Master Trust Agreement

(a)(18)    Amendment No. 17 to Amended and Restated Master Trust Agreement

(a)(19)    Amendment No. 18 to Amended and Restated Master Trust Agreement

(a)(20)    Amendment No. 19 to Amended and Restated Master Trust Agreement

(j)(1)     Consent of Independent Auditors